                                                                   EXHIBIT 10.06
August 15, 2001

T. Jay Collins
President
Oceaneering International, Inc.
11911 FM529
Houston, Texas 77041

Re: Change of Control Agreement ("COC Agreement")

Dear Mr. Collins:

Oceaneering International, Inc. (the "Company") considers the establishment and maintenance of a sound and vital management to be essential for the protection and enhancement of the best interests of the Company and its shareholders. The Company recognizes that, as is the case with many publicly-held corporations, the possibility of a "Change of Control" (as defined herein) may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to assure the Company of the continuation of your service and to reinforce and encourage the attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a Change of Control of the Company. In particular the Board believes it important, should the Company or its shareholders receive a proposal for or notice of transfer of control of the Company, or consider one itself, that you be able to assess and advise the Company whether such transfer would be or is in the best interests of the Company and its shareholders, and to take such other action regarding such transfer as the Board might determine to be appropriate without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the employ of the Company, this letter agreement (the "Agreement"), prepared pursuant to authority granted by the Board and which supercedes and replaces the previous Senior Executive Severance Agreement dated October 4, 1993 between you and the Company, sets forth the compensation and severance benefits which the Company agrees will be provided to you should your employment with the Company be terminated in connection with a Change of Control under the circumstances described below as well as certain other benefits which will be made available to you.

Reference is made to Annex I hereto for definitions of certain terms used in this Agreement, and such definitions are incorporated herein by such reference with the same effect as if set forth herein. Certain capitalized terms used in this Agreement in connection with the description of various Plans are defined in the respective Plans, but if any conflicts with a definition herein contained, this Agreement shall prevail.

      1.    Termination of Employment in Connection with a Change of Control.

            (a) During the Effective Period, if there is a termination of your employment with the Company either by the Company without Cause or by you for Good Reason either (x) prior to the Effective Date, unless it is reasonably demonstrated by the Company that such termination of your employment


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

                  (a) was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and (b) otherwise did not arise in connection with or anticipation of the Change of Control or (y) on or after the Effective Date, commences during the life of this Agreement you shall be entitled to the following benefits:

                  (i) all benefits conferred upon you by the Severance Package, and

                  (ii) in addition, all benefits payable under the provisions either of the Plans and Other Plans in which you are a participant immediately prior to the Effective Date, or of those plans in existence at the time of your Termination Date or pursuant to any other agreement between you and the Company, whichever are more favorable to you, in accordance with the terms and conditions of such Plans or Other Plans, such benefits to be paid under such Plans or Other Plans and not under this Agreement to the extent they are more favorable to you.

            (b) You shall also be entitled to any such benefits if your termination results from your death or Disability if your death or Disability occurs:

                  (i) during the Effective Period but after the Effective Date, and

                  (ii) with respect to the benefits conferred by the Severance Package only, after either it has been decided that you will be terminated without Cause during the Effective Period, or you have given notice of termination for Good Reason during the Effective Period;

            (c) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another Person after any Termination Date.

      2.    Procedures for Termination of Employment.

            If your employment be terminated or intended to be terminated:

            (a) For Cause, the Company shall transmit to you written notice setting forth the Cause for which you are proposed to be dismissed in sufficient detail to permit a reasonable assessment of the bona fides thereof, and setting a meeting of the Board not less than 30 days following the date of such notice at which the Board shall consider your termination and at which you and your counsel shall have the opportunity to be heard, following which the Board shall either by resolution withdraw the notice, or if it so finds in its good faith opinion, issue its report within 10 days thereafter that Cause exists and specifying the particulars of its findings, in which latter event a "final notice" shall occur. After receipt of a "final notice" of intended termination for Cause, you may contest such "final notice" in any court described in Section 4(b)(i) and all provisions of this Agreement, shall be continued until a Termination Date is determined pursuant to such contest. Within 10 days


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                  following the commencement of any such contest, the Company must escrow all amounts which would have been due pursuant to
                  Section 1(a) if the "final notice" were not valid at a bank of your choice. Should the contest result from which no further appeal is possible find that:

                  (i) "final notice" is valid then the Termination Date shall be the date no further appeal is possible;

                  (ii) "final notice" is not valid then the Termination Date shall be the date no further appeal is possible.

            (b) For Good Reason, you shall transmit to the Company written notice setting forth the Good Reason for which you are proposed to terminate your employment in sufficient detail to permit a reasonable assessment of the bona fides thereof. The Board shall issue a resolution to you not more than 10 days following the date of such notice as to either:

                  (i) Their Acceptance - In the event the Board accepts your notice of Good Reason, then the Termination Date is established and you are entitled to receive the amounts pursuant to Section 1(a); or

                  (ii) Their Rejection - In the event the Board rejects your notice of Good Reason, then (A) the Company must escrow within 10 days following the rejection the amounts which would have been due pursuant to Section 1(a) if your termination for Good Reason had been accepted at a bank of your choice, (B) you must proceed to dispute resolution pursuant to Section 4, and (C) all provisions of this Agreement shall be continued until a termination is determined pursuant to such dispute resolution from which no further appeal is possible. The Termination Date shall be the date on which no further appeal is possible.

      3.    Excise Tax.

            (a) Any other provision of this Agreement to the contrary notwithstanding, if the present value (as defined herein) of the total amount of payments and benefits to be paid or provided to you under this Agreement which are considered to be "parachute payments" within the meaning of Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code"), when added to any other such "parachute payments" received by you from the Company upon or after a Change of Control, whether or not under this Agreement, is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code
                  Section 4999, the Company shall pay to you an additional amount (hereinafter referred to as the "Excise Tax Premium"). The Excise Tax Premium shall be equal to the excise tax determined under Code Sections 280G and 4999 attributable to the total amount of payments and benefits to be paid or provided to you under this Agreement and any other "parachute payments" received by you upon or after a Change of Control. The Excise Tax Premium shall also include any amount attributable to excise tax on the Excise Tax Premium. The Company shall also pay to you an additional


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                  amount (the "Additional Amount") such that the net amount
                  received by you, after paying any applicable Excise Tax Premium and any federal or state income, excise or other tax on such additional amount, shall be equal to the amount that you would have received if such Excise Tax Premium were not applicable. You shall be deemed to pay income taxes on the date of termination of your employment at the highest marginal rate of income taxation in effect in your taxing jurisdiction. The Additional Amount shall include any amount attributable to income, excise or other tax on the Additional Amount.

            (b) Not later than 30 days following your Termination Date or, if later, the Effective Date, as provided herein, the independent public accountants acting as auditors for the Company on the date of the Change of Control (or another accounting firm designated by you) shall determine whether the sum of the present value of any "parachute payments" payable under this Agreement and the present value of any other "parachute payments" received by you from the Company upon or after a Change of Control is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code Section 4999, and shall determine the amount of any Excise Tax Premium and Additional Amount payable to you. The Excise Tax Premium and Additional Amount shall be paid to you as soon as practicable but in no event later than 30 days following your Termination Date, and shall be net of any amounts required to be withheld for taxes.

            (c) For purposes of this Section 3, "present value" means the value determined in accordance with the principles of Section 1274(b)(2) of the Code under the rules provided in Treasury Regulations under Section 280G of the Code.

            (d) References to Code Section 280G herein are specific references to Section 280G as added to the Code by the Tax Reform Act of 1984 and as amended by the Tax Reform Act of 1986. To the extent Code Section 280G is again amended prior to the termination of this Agreement, or is replaced by a successor statute, the provisions of this Section 3 shall be deemed modified without further action of the parties in a manner consistent with such amendments or successor statutes, as the case may be. In the event that Code Section 280G or any successor statute is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties recognize that Treasury Regulations under Code Sections 280G and 4999 may affect the amount that may be paid hereunder and agree that, upon the issuance of any such regulations, this Agreement may be modified as in good faith may be deemed necessary in light of the provisions of such regulations to achieve the purposes hereof, and that consent to such modifications shall not be unreasonably withheld.

            (e) The foregoing notwithstanding, if you receive payment from the Company for reimbursement of any excise taxes pursuant to any other agreement, to the extent any Excise Tax Premium under this Agreement be duplicative, you shall not be entitled to receive payment of such an Excise Tax Premium.


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      4.    Dispute Resolution.

            (a) This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Texas without regard to choice of law principles.

            (b) It is irrevocably agreed that if any dispute arises with respect to any action, suit or other legal proceeding pertaining to this Agreement or to the interpretation of or enforcement of any of your rights hereunder under this
                  Agreement:

                  (i) the Company and you agree that exclusive jurisdiction for any such suit, action or legal proceeding shall be in the state district courts of Texas sitting in Harris County, Texas;

                  (ii) we are each at the time present in Texas for the purpose of conferring personal jurisdiction;

                  (iii) the Company and you each consent to the jurisdiction of each such court in any such suit, action or legal proceeding and will comply with all requirements necessary to give such court jurisdiction;

                  (iv) the Company and you each waive any objection it may have to the laying of venue of any such suit, action or legal proceeding in any of such court;

                  (v) the Company and you each waive any objection or right to removal that may otherwise arise in any such suit, action or legal proceeding;

                  (vi) any such suit, action or legal proceeding may be brought in such court, and any objection that the Company or you may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court is waived;

                  (vii) service of process in any such suit, action or legal proceeding may be effected by mailing a copy thereof by registered or certified mail, return receipt requested (or any substantially similar form of mail), postage prepaid, to such party provided in Section 7 hereof; and

                 (viii) prior to any trial on the merits, the Company and you will submit to court supervised, non-binding mediation.

            (c) Notwithstanding any contrary provision of Texas law, the Company shall have the burden of proof with respect to any of the following:

                  (i) that Cause existed at the time any notice was given to you under Section 2;

                  (ii) that Good Reason did not exist at the time notice was given to the Company under Section 2;


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                  (iii)  that the Company is not in default in performance of its obligations under this Agreement;

                  (iv) that the termination of your employment was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and otherwise did not arise in connection with or anticipation of the Change of Control; and

                  (v)    that a Change of Control has not occurred.

      5.    Successors; Binding Agreement.

            (a) In the event any Successor does not assume this Agreement by operation of law the Company will seek to have any Successor, by agreement in form and substance satisfactory to you, expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. If there has been a Change of Control prior to, or a Change of Control will result from, any such succession, then failure of the Company to obtain at your request such agreement prior to or upon the effectiveness of any such succession (unless assumption occurs as a matter of law) shall constitute Good Reason for termination by you of your employment and, upon delivery of a notice of termination by you to the Company, you shall be entitled to the benefits provided for herein.

            (b) This Agreement shall inure to the benefit of and be enforceable by your personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

      6.    Fees and Expenses.

            The Company shall pay all legal and other costs (including but not limited to, administrative, accounting, tax, human resource and expert witness fees and expenses) incurred by you as a result of your seeking to obtain, assert or enforce any right or benefit conferred upon you by this Agreement.

            You shall prepare an estimate of any fees you expect to incur in the following 90 days and claim reimbursement for under this Section 6 no later than 10 days after notice by you to the Company that you intend to seek legal representation under this Agreement. The Company shall pay such estimates to you within 10 days of your notice. At the end of the 90 days, and each 90 days thereafter, you shall prepare a subsequent estimate and submit it to the Company within 10 days and the Company agrees to pay all subsequent such estimates to you within 10 days of each notice until the matter has been resolved. After the matter has been resolved, you will submit an appropriate accounting of actual expenses and estimates; such that:

                  (i) if estimates paid to you exceed actuals, you will promptly submit a refund to the Company; or

                  (ii) if actuals exceed estimates paid to you, you will submit a final request for reimbursement from the Company, which the Company will promptly pay.


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      7.    Notices.

            Any and all notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered in person to the persons specified below or deposited in the United States mail, certified or registered mail, postage prepaid and addressed as follows:

            If to the Company:        Oceaneering International, Inc.
                                      11911 FM 529
                                      Houston, Texas 77041
                                      Attention: Chief Executive Officer

            If to you:                T. Jay Collins
                                      1 Eaton Court
                                      Houston, TX 77024

            Either party may change, by the giving of notice in accordance with this Section 7, the address to which notices are thereafter to be sent.

      8.    Indemnity.

            You will receive, to the fullest extent possible and to such greater extent as applicable law hereafter may permit, indemnity from the Company on terms at least as favorable as that provided under (i) any Indemnity Agreement of the Company to which your are a party or an intended beneficiary, or (ii) the Company's Bylaws as in effect on the Effective Date or, if earlier, your Termination Date.

      9.    Validity.

            The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      10.   Survival.

            All obligations undertaken and benefits conferred pursuant to this Agreement, shall survive any termination of your employment and continue until performed in full.

      11.   Miscellaneous.

            (a) No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.


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

            (b) Failure to pay within 10 days of a payment due date or notice thereon (whether payment is disputed or not) will result in a default under this Agreement. Past due amounts will accrue interest and compound at the lesser of 2% per month or the highest interest rate allowed by law.

      12.   Duplicate Originals.

            This Agreement has been executed in duplicate originals, with one to be held by each of the parties hereto.

If this letter correctly sets forth our understanding with respect to the subject matter hereof, please sign and return one copy of this letter to the Company.

                                         Sincerely,

                                         OCEANEERING INTERNATIONAL, INC.

                                         BY  /s/ John R. Huff
                                             -----------------------
                                             John R. Huff
                                             Chief Executive Officer

Agreed to as of the 16th
day of November 2001:


/s/ T. Jay Collins
------------------
T. Jay Collins


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          ANNEX I TO CHANGE OF CONTROL AGREEMENT DATED AUGUST 15, 2001
                                     BETWEEN
                         OCEANEERING INTERNATIONAL, INC.
                                       AND
                                 T. JAY COLLINS

Definition of Certain Terms

"AGREEMENT" means this Change of Control Agreement between you and the Company dated as of August 15, 2001.

"BOARD" means the Board of Directors of the Company.

"BYLAWS" means the bylaws of the Company, except as otherwise specified, as in effect at the day hereof and as the same shall be amended or otherwise modified to, but not on or after, any Change of Control.

"CAUSE" means your conviction by a court of competent jurisdiction, from which conviction no further appeal can be taken, of a felony-grade crime involving moral turpitude related to your employment with the Company.

"CHANGE OF CONTROL" means the earliest date at which:

      (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

      (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

      (iii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

      (iv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

      (v) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.


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

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in you, or a group of Persons which includes you, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

"COMPANY" means Oceaneering International, Inc., a Delaware corporation, headquartered in Houston, Texas.

"DISABILITY" means your continuing full-time absence from your duties with the Company for 90 days or longer as a result of physical or mental incapacity, which absence is anticipated to extend for 90 additional days or longer. Your need for absence and its anticipated duration shall be determined solely by a medical physician of your choice to be approved by the Company, which approval shall not be unreasonably withheld.

"EFFECTIVE DATE" means the earliest date upon which (i) any of the events set forth under the definition of Change of Control shall have occurred, (ii) the receipt by the Company of a Schedule 13D stating the intention of any Person to take actions which, if accomplished, would constitute a Change of Control, (iii) the public announcement by any Person of its intention to take any such action, in each case without regard for any contingency or condition which has not been satisfied on such date, (iv) the agreement by the Company to enter into a transaction which, if consummated, would result in a Change of Control, or (v) consideration by the Board of a transaction which, if consummated, would result in a Change of Control.

If, however, an Effective Date occurs but the proposed transaction to which it relates ceases to be actively considered or it is not consummated within 12 months of such Effective Date, the Effective Period will be deemed not to have commenced for purposes of this Agreement. If an Effective Date occurs with respect to a proposed transaction which ceases to be actively considered but for which active consideration is revived, the Effective Date with respect to the Change of Control that ultimately occurs shall be that date when consideration was revived and carried through to consummation.

"EFFECTIVE PERIOD" means the period beginning on the Effective Period Commencement Date and ending on the Effective Period Conclusion Date.

"EFFECTIVE PERIOD COMMENCEMENT DATE" means the date falling one year prior to the Effective Date.

"EFFECTIVE PERIOD CONCLUSION DATE" means the date falling two years after the occurrence of a merger or consolidation set forth under clause (iii) of the definition of Change of Control, but in no event later than three years after the first event that constituted a Change of Control.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"FISCAL YEAR BONUS PLAN" means for each year, the Company's fiscal year bonus plan, or any other plan adopted by the Board which provides for the payment of additional compensation or equity consideration on an annual basis to senior executive officers contingent upon the Company's performance, including stock performance and results of operations for that specific year, in either case as such plan shall be amended or modified prior to, but not on or after, any Termination Date.

"GOOD REASON" means any of the following:

      (i) except as a result of your death or due to Disability, a change in your status, title(s) or position(s) with the Company, including as an officer of the Company, which, in your reasonable judgment, does not represent a promotion, with commensurate adjustment of compensation, from your status, title(s) and position(s) immediately prior to the Effective Date; or the withdrawal from you of any duties or responsibilities which in your reasonable opinion are consistent with such status, title(s) or position(s); or any removal of you from or any failure to reappoint or reelect you to such position(s); or

      (ii) a reduction by the Company in your annual Base Salary, SERP (or equivalent), annual bonus opportunity or aggregate long term incentive compensation in effect immediately prior to the Effective Date and as may subsequently be increased thereafter; or

      (iii) the failure by the Company to continue in effect any Plan in which you were participating immediately prior to the Effective Date other than as a result of the normal expiration or amendment of any such Plan in accordance with its terms, or the taking of any action, or the failure to act, by the Company which would adversely affect your continued participation in any such Plan on at least as favorable a basis to you as is the case immediately prior to the Effective Date or which would materially reduce your benefits under any of such Plans or deprive you of any material benefit enjoyed by you immediately prior to the Effective Date, except as proposed by you to the Company; or

      (iv) the relocation of the principal place of your employment to a location 25 miles further from your principal residence without your express written consent; or

      (v) the failure by the Company upon a Change of Control to obtain the assumption of this Agreement by any Successor (other than by operation of law); or

      (vi) any refusal by the Company to continue to allow you to attend to matters or engage in activities not directly related to the business of the Company which you attended to or were engaged in immediately prior to a Change of Control which do not otherwise violate your obligations hereunder; or

      (vii) any default by the Company in the performance of its obligations under this Agreement, whether before or after a Change of Control.

"INDEMNITY AGREEMENT" means that certain agreement between you and the Company dated as of November 16, 2001, and any successor thereto.

"LONG TERM INCENTIVE BONUS PLAN" means the Company's long term incentive plans (including agreements issued thereunder, e.g., restricted stock agreements and stock option agreements) or any other plan or agreement approved by the Board, other than the Fiscal Year Bonus Plan, which provides for the payment of additional compensation or equity consideration to senior executive officers contingent on the Company's performance, including stock performance and results of operations for a specific time period, and in either case, as such plan may be amended or modified prior to, but not on or after, any Termination Date.

"MARKET VALUE" when used with respect to a Share, means the mean between the highest and lowest sales price per Share on the New York Stock Exchange or if not listed thereon, on such other exchange as shall at the time constitute the principal exchange for trading in Shares. If the Shares are not publicly traded, the Market Value shall be as determined by an independent appraiser appointed by you for such purpose.

"OTHER PLANS" means any thrift; bonus or incentive; stock option or stock accumulation; pension; medical, disability, accident or life insurance plan, program or policy of the Company which is intended to benefit employees of the Company that are similarly situated to you (other than the Plans or as otherwise provided to you in this Agreement).

"PERSON" means any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or any Plans sponsored by the Company.

"PERQUISITES" means individual perquisites benefits customarily provided to you by the Company as of the date this Agreement is signed.

"PLANS" means the Fiscal Year Bonus Plan, the Long Term Incentive Bonus Plan and the SERP.

"RESTRICTED STOCK AGREEMENTS" means any grant by the Company to you of Shares which are, at the relevant time, subject to possible forfeiture.

"SERP" means the Company's Supplemental Executive Retirement Plan, as the same shall be amended or modified to, but not on or after, any Effective Date.

"SEVERANCE PACKAGE" means your right to receive, and the Company's obligation to pay and/or perform on, the following:

      (a) On or within five days following an applicable Termination Date, the Company shall pay to you a lump sum, cash amount equal to the greater of:

            (i)   $2,025,000; or

            (ii)  the sum of:

                  (A) three times the highest annual rate of your Base Salary in effect during the then current year or any of the three years preceding the Termination Date;

                  (B) three times the maximum award you would have been eligible to receive under the then current Fiscal Year Bonus Plan in respect of the then current year, regardless of any limitations otherwise applicable to the then current fiscal year (i.e., the failure to have completed any vesting period or the current measurement period, or the failure to achieve any performance goal applicable to all or any portion of the measurement period;

                  (C) three times the amount equaling the maximum percentage of your Base Salary contribution level by the Company for you in SERP for the then current year multiplied by the highest annual rate of Base Salary in effect during the then current year or any of the three years preceding the Termination Date; and

      (b) All the outstanding contingent compensation issued or awarded to you under the Plans shall become vested, exercisable, distributable and unrestricted (any contrary provision in the Plans or Other Plans notwithstanding). You shall have the right immediately to:

            (i) for one year thereafter, exercise all or any portion of all your options covered by any Plan or Other Plans and to have the underlying Shares issued to you;

            (ii) for one year thereafter, in lieu of such exercise as provided in Subsection (b)(i) above, as elected by you, to receive a cash amount within five days following an applicable Termination Date equal to the spread between the exercise price and the higher Market Value of the shares, multiplied by the number of shares of outstanding stock options;

            (iii) all Shares of Restricted Stock issued under the Plans or Other Plans shall be vested with all conditions to have been deemed to have been satisfied with respect to all such shares of Restricted Stock provided that such share had not theretofore been forfeited;

            (iv) to receive a cash amount within five days following an applicable Termination Date equal to all tax assistance payments associated with the issuance of Shares covered by Restricted Stock held by you under a Plan or Other Plans and vested pursuant to Subsection (b)(iii) above. Any obligation to not sell Shares issued under Restricted Stock programs for any period of time after vesting to keep associated tax assistance payments is eliminated; and

            (v) obtain the full benefit of any other contingent compensation rights to which you may be entitled under the Plans or Other Plans, in each case as though all applicable performance targets had been met or achieved at maximum levels for all performance periods (including those extending beyond the Effective Date) and any Plan contingencies had been satisfied in full at the date of the Change of Control and the maximum possible benefits thereunder had been earned at the date of the Change of Control, and

      (c) The Company shall maintain in full force and effect for your continued benefit for a three-year period after the Termination Date all Other Plans in which you were entitled to participate immediately prior to the Termination Date (at no greater cost or expense to you than was the case immediately prior to the Change of Control), including without limitation plans providing medical, dental, life and disability insurance coverage, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is not possible, the Company shall arrange to provide you, at the Company's cost and expense, with benefits substantially similar to those which you are entitled to receive under such plans and programs.

Anything else in this Agreement to the contrary notwithstanding, if:

      (i) your employment is terminated in connection with a merger, consolidation or a tender offer or an exchange offer;

      (ii) you are entitled to the benefits provided for under Section 1 hereof; and

      (iii) your Termination Date precedes or occurs on the date of the closing, thereof, then unless otherwise agreed to by both parties in writing, all amounts to which you are or shall become entitled to under this Agreement, which are calculable as of the closing date, shall be accelerated to, and become immediately due and payable contemporaneously with such closing.

"SHARES" means shares of Common Stock, $.01 par value, of the Company at the date of this Agreement, as the same shall be subsequently amended, modified or changed.

"STOCK OPTION AGREEMENTS" means any agreements providing for the grant by the Company to you of options to purchase Shares.

"SUCCESSOR" shall mean any Person that succeeds to, or has the ability to control, the Company's business as a whole, directly by merger, consolidation, spin-off or similar transaction, or indirectly by purchase of the Company's Voting Securities or acquisition of all or substantially all of the assets of the Company.

"TERMINATION DATE" means the date, which is the final date of your service pursuant to Section 2 of this Agreement.

"VOTING SECURITIES" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

August 15, 2001

George R. Haubenreich, Jr.
Senior Vice President
Oceaneering International, Inc.
11911 FM529
Houston, Texas 77041

Re: Change of Control Agreement ("COC Agreement")

Dear Mr. Haubenreich:

Oceaneering International, Inc. (the "Company") considers the establishment and maintenance of a sound and vital management to be essential for the protection and enhancement of the best interests of the Company and its shareholders. The Company recognizes that, as is the case with many publicly-held corporations, the possibility of a "Change of Control" (as defined herein) may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to assure the Company of the continuation of your service and to reinforce and encourage the attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a Change of Control of the Company. In particular the Board believes it important, should the Company or its shareholders receive a proposal for or notice of transfer of control of the Company, or consider one itself, that you be able to assess and advise the Company whether such transfer would be or is in the best interests of the Company and its shareholders, and to take such other action regarding such transfer as the Board might determine to be appropriate without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the employ of the Company, this letter agreement (the "Agreement"), prepared pursuant to authority granted by the Board and which supercedes and replaces the previous Senior Executive Severance Agreement dated March 17, 1989 between you and the Company, sets forth the compensation and severance benefits which the Company agrees will be provided to you should your employment with the Company be terminated in connection with a Change of Control under the circumstances described below as well as certain other benefits which will be made available to you.

Reference is made to Annex I hereto for definitions of certain terms used in this Agreement, and such definitions are incorporated herein by such reference with the same effect as if set forth herein. Certain capitalized terms used in this Agreement in connection with the description of various Plans are defined in the respective Plans, but if any conflicts with a definition herein contained, this Agreement shall prevail.

      1.    Termination of Employment in Connection with a Change of Control.

            (a) During the Effective Period, if there is a termination of your employment with the Company either by the Company without Cause or by you for Good Reason either (x) prior to the Effective Date, unless it is reasonably demonstrated by the Company that such termination of your employment

                  (a) was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and (b) otherwise did not arise in connection with or anticipation of the Change of Control or (y) on or after the Effective Date, commences during the life of this Agreement you shall be entitled to the following benefits:

                  (i) all benefits conferred upon you by the Severance Package, and

                  (ii) in addition, all benefits payable under the provisions either of the Plans and Other Plans in which you are a participant immediately prior to the Effective Date, or of those plans in existence at the time of your Termination Date or pursuant to any other agreement between you and the Company, whichever are more favorable to you, in accordance with the terms and conditions of such Plans or Other Plans, such benefits to be paid under such Plans or Other Plans and not under this Agreement to the extent they are more favorable to you.

            (b) You shall also be entitled to any such benefits if your termination results from your death or Disability if your death or Disability occurs:

                  (i) during the Effective Period but after the Effective Date, and

                  (ii) with respect to the benefits conferred by the Severance Package only, after either it has been decided that you will be terminated without Cause during the Effective Period, or you have given notice of termination for Good Reason during the Effective Period;

            (c) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another Person after any Termination Date.

      2.    Procedures for Termination of Employment.

            If your employment be terminated or intended to be terminated:

            (a) For Cause, the Company shall transmit to you written notice setting forth the Cause for which you are proposed to be dismissed in sufficient detail to permit a reasonable assessment of the bona fides thereof, and setting a meeting of the Board not less than 30 days following the date of such notice at which the Board shall consider your termination and at which you and your counsel shall have the opportunity to be heard, following which the Board shall either by resolution withdraw the notice, or if it so finds in its good faith opinion, issue its report within 10 days thereafter that Cause exists and specifying the particulars of its findings, in which latter event a "final notice" shall occur. After receipt of a "final notice" of intended termination for Cause, you may contest such "final notice" in any court described in Section 4(b)(i) and all provisions of this Agreement, shall be continued until a Termination Date is determined pursuant to such contest. Within 10 days following the commencement of any such contest, the Company must escrow all amounts which would have been due pursuant to
                  Section 1(a) if the "final notice" were not valid at a bank of your choice. Should the contest result from which no further appeal is possible find that:

                  (i) "final notice" is valid then the Termination Date shall be the date no further appeal is possible;

                  (ii) "final notice" is not valid then the Termination Date shall be the date no further appeal is possible.

            (b) For Good Reason, you shall transmit to the Company written notice setting forth the Good Reason for which you are proposed to terminate your employment in sufficient detail to permit a reasonable assessment of the bona fides thereof. The Board shall issue a resolution to you not more than 10 days following the date of such notice as to either:

                  (i) Their Acceptance - In the event the Board accepts your notice of Good Reason, then the Termination Date is established and you are entitled to receive the amounts pursuant to Section 1(a); or

                  (ii) Their Rejection - In the event the Board rejects your notice of Good Reason, then (A) the Company must escrow within 10 days following the rejection the amounts which would have been due pursuant to Section 1(a) if your termination for Good Reason had been accepted at a bank of your choice, (B) you must proceed to dispute resolution pursuant to Section 4, and (C) all provisions of this Agreement shall be continued until a termination is determined pursuant to such dispute resolution from which no further appeal is possible. The Termination Date shall be the date on which no further appeal is possible.

      3.    Excise Tax.

            (a) Any other provision of this Agreement to the contrary notwithstanding, if the present value (as defined herein) of the total amount of payments and benefits to be paid or provided to you under this Agreement which are considered to be "parachute payments" within the meaning of Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code"), when added to any other such "parachute payments" received by you from the Company upon or after a Change of Control, whether or not under this Agreement, is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code
                  Section 4999, the Company shall pay to you an additional amount (hereinafter referred to as the "Excise Tax Premium"). The Excise Tax Premium shall be equal to the excise tax determined under Code Sections 280G and 4999 attributable to the total amount of payments and benefits to be paid or provided to you under this Agreement and any other "parachute payments" received by you upon or after a Change of Control. The Excise Tax Premium shall also include any amount attributable to excise tax on the Excise Tax Premium. The Company shall also pay to you an additional amount (the "Additional Amount") such that the net amount received by you, after paying any applicable Excise Tax Premium and any federal or state income, excise or other tax on such additional amount, shall be equal to the amount that you would have received if such Excise Tax Premium were not applicable. You shall be deemed to pay income taxes on the date of termination of your employment at the highest marginal rate of income taxation in effect in your taxing jurisdiction. The Additional Amount shall include any amount attributable to income, excise or other tax on the Additional Amount.

            (b) Not later than 30 days following your Termination Date or, if later, the Effective Date, as provided herein, the independent public accountants acting as auditors for the Company on the date of the Change of Control (or another accounting firm designated by you) shall determine whether the sum of the present value of any "parachute payments" payable under this Agreement and the present value of any other "parachute payments" received by you from the Company upon or after a Change of Control is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code Section 4999, and shall determine the amount of any Excise Tax Premium and Additional Amount payable to you. The Excise Tax Premium and Additional Amount shall be paid to you as soon as practicable but in no event later than 30 days following your Termination Date, and shall be net of any amounts required to be withheld for taxes.

            (c) For purposes of this Section 3, "present value" means the value determined in accordance with the principles of Section 1274(b)(2) of the Code under the rules provided in Treasury Regulations under Section 280G of the Code.

            (d) References to Code Section 280G herein are specific references to Section 280G as added to the Code by the Tax Reform Act of 1984 and as amended by the Tax Reform Act of 1986. To the extent Code Section 280G is again amended prior to the termination of this Agreement, or is replaced by a successor statute, the provisions of this Section 3 shall be deemed modified without further action of the parties in a manner consistent with such amendments or successor statutes, as the case may be. In the event that Code Section 280G or any successor statute is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties recognize that Treasury Regulations under Code Sections 280G and 4999 may affect the amount that may be paid hereunder and agree that, upon the issuance of any such regulations, this Agreement may be modified as in good faith may be deemed necessary in light of the provisions of such regulations to achieve the purposes hereof, and that consent to such modifications shall not be unreasonably withheld.

            (e) The foregoing notwithstanding, if you receive payment from the Company for reimbursement of any excise taxes pursuant to any other agreement, to the extent any Excise Tax Premium under this Agreement be duplicative, you shall not be entitled to receive payment of such an Excise Tax Premium.

      4.    Dispute Resolution.

            (a) This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Texas without regard to choice of law principles.

            (b) It is irrevocably agreed that if any dispute arises with respect to any action, suit or other legal proceeding pertaining to this Agreement or to the interpretation of or enforcement of any of your rights hereunder under this
                  Agreement:

                  (i) the Company and you agree that exclusive jurisdiction for any such suit, action or legal proceeding shall be in the state district courts of Texas sitting in Harris County, Texas;

                  (ii) we are each at the time present in Texas for the purpose of conferring personal jurisdiction;

                  (iii) the Company and you each consent to the jurisdiction of each such court in any such suit, action or legal proceeding and will comply with all requirements necessary to give such court jurisdiction;

                  (iv) the Company and you each waive any objection it may have to the laying of venue of any such suit, action or legal proceeding in any of such court;

                  (v) the Company and you each waive any objection or right to removal that may otherwise arise in any such suit, action or legal proceeding;

                  (vi) any such suit, action or legal proceeding may be brought in such court, and any objection that the Company or you may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court is waived;

                  (vii) service of process in any such suit, action or legal proceeding may be effected by mailing a copy thereof by registered or certified mail, return receipt requested (or any substantially similar form of mail), postage prepaid, to such party provided in Section 7 hereof; and

                  (viii) prior to any trial on the merits, the Company and you will submit to court supervised, non-binding mediation.

            (c) Notwithstanding any contrary provision of Texas law, the Company shall have the burden of proof with respect to any of the following:

                  (i) that Cause existed at the time any notice was given to you under Section 2;

                  (ii) that Good Reason did not exist at the time notice was given to the Company under Section 2;

                  (iii) that the Company is not in default in performance of its obligations under this Agreement;

                  (iv) that the termination of your employment was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and otherwise did not arise in connection with or anticipation of the Change of Control; and

                  (v)     that a Change of Control has not occurred.

      5.    Successors; Binding Agreement.

            (a) In the event any Successor does not assume this Agreement by operation of law the Company will seek to have any Successor, by agreement in form and substance satisfactory to you, expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. If there has been a Change of Control prior to, or a Change of Control will result from, any such succession, then failure of the Company to obtain at your request such agreement prior to or upon the effectiveness of any such succession (unless assumption occurs as a matter of law) shall constitute Good Reason for termination by you of your employment and, upon delivery of a notice of termination by you to the Company, you shall be entitled to the benefits provided for herein.

            (b) This Agreement shall inure to the benefit of and be enforceable by your personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

      6.    Fees and Expenses.

            The Company shall pay all legal and other costs (including but not limited to, administrative, accounting, tax, human resource and expert witness fees and expenses) incurred by you as a result of your seeking to obtain, assert or enforce any right or benefit conferred upon you by this Agreement.

            You shall prepare an estimate of any fees you expect to incur in the following 90 days and claim reimbursement for under this Section 6 no later than 10 days after notice by you to the Company that you intend to seek legal representation under this Agreement. The Company shall pay such estimates to you within 10 days of your notice. At the end of the 90 days, and each 90 days thereafter, you shall prepare a subsequent estimate and submit it to the Company within 10 days and the Company agrees to pay all subsequent such estimates to you within 10 days of each notice until the matter has been resolved. After the matter has been resolved, you will submit an appropriate accounting of actual expenses and estimates; such that:

                  (i) if estimates paid to you exceed actuals, you will promptly submit a refund to the Company; or

                  (ii) if actuals exceed estimates paid to you, you will submit a final request for reimbursement from the Company, which the Company will promptly pay.

      7.    Notices.

            Any and all notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered in person to the persons specified below or deposited in the United States mail, certified or registered mail, postage prepaid and addressed as follows:

            If to the Company:        Oceaneering International, Inc.
                                      11911 FM 529
                                      Houston, Texas 77041
                                      Attention: Chief Executive Officer

            If to you:                George R. Haubenreich, Jr.
                                      15914 Lakeview Drive
                                      Houston, TX 77040

            Either party may change, by the giving of notice in accordance with this Section 7, the address to which notices are thereafter to be sent.

      8.    Indemnity.

            You will receive, to the fullest extent possible and to such greater extent as applicable law hereafter may permit, indemnity from the Company on terms at least as favorable as that provided under (i) any Indemnity Agreement of the Company to which your are a party or an intended beneficiary, or (ii) the Company's Bylaws as in effect on the Effective Date or, if earlier, your Termination Date.

      9.    Validity.

            The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      10.   Survival.

            All obligations undertaken and benefits conferred pursuant to this Agreement, shall survive any termination of your employment and continue until performed in full.

      11.   Miscellaneous.

            (a) No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            (b) Failure to pay within 10 days of a payment due date or notice thereon (whether payment is disputed or not) will result in a default under this Agreement. Past due amounts will accrue interest and compound at the lesser of 2% per month or the highest interest rate allowed by law.

      12.   Duplicate Originals.

            This Agreement has been executed in duplicate originals, with one to be held by each of the parties hereto.

            If this letter correctly sets forth our understanding with respect to the subject matter hereof, please sign and return one copy of this letter to the Company.

                                            Sincerely,

                                            OCEANEERING INTERNATIONAL, INC.


                                            BY /s/ John R. Huff
                                               ---------------------------------
                                               John R. Huff
                                               Chief Executive Officer

Agreed to as of the 16th
day of November 2001:


/s/ George R. Haubenreich, Jr.
------------------------------
George R. Haubenreich, Jr.

          ANNEX I TO CHANGE OF CONTROL AGREEMENT DATED AUGUST 15, 2001
                                     BETWEEN
                         OCEANEERING INTERNATIONAL, INC.
                                       AND
                           GEORGE R. HAUBENREICH, JR.

Definition of Certain Terms

"AGREEMENT" means this Change of Control Agreement between you and the Company dated as of August 15, 2001.

"BOARD" means the Board of Directors of the Company.

"BYLAWS" means the bylaws of the Company, except as otherwise specified, as in effect at the day hereof and as the same shall be amended or otherwise modified to, but not on or after, any Change of Control.

"CAUSE" means your conviction by a court of competent jurisdiction, from which conviction no further appeal can be taken, of a felony-grade crime involving moral turpitude related to your employment with the Company.

"CHANGE OF CONTROL" means the earliest date at which:

      (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

      (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

      (iii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

      (iv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

      (v) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in you, or a group of Persons which includes you, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

"COMPANY" means Oceaneering International, Inc., a Delaware corporation, headquartered in Houston, Texas.

"DISABILITY" means your continuing full-time absence from your duties with the Company for 90 days or longer as a result of physical or mental incapacity, which absence is anticipated to extend for 90 additional days or longer. Your need for absence and its anticipated duration shall be determined solely by a medical physician of your choice to be approved by the Company, which approval shall not be unreasonably withheld.

"EFFECTIVE DATE" means the earliest date upon which (i) any of the events set forth under the definition of Change of Control shall have occurred, (ii) the receipt by the Company of a Schedule 13D stating the intention of any Person to take actions which, if accomplished, would constitute a Change of Control, (iii) the public announcement by any Person of its intention to take any such action, in each case without regard for any contingency or condition which has not been satisfied on such date, (iv) the agreement by the Company to enter into a transaction which, if consummated, would result in a Change of Control, or (v) consideration by the Board of a transaction which, if consummated, would result in a Change of Control.

If, however, an Effective Date occurs but the proposed transaction to which it relates ceases to be actively considered or it is not consummated within 12 months of such Effective Date, the Effective Period will be deemed not to have commenced for purposes of this Agreement. If an Effective Date occurs with respect to a proposed transaction which ceases to be actively considered but for which active consideration is revived, the Effective Date with respect to the Change of Control that ultimately occurs shall be that date when consideration was revived and carried through to consummation.

"EFFECTIVE PERIOD" means the period beginning on the Effective Period Commencement Date and ending on the Effective Period Conclusion Date.

"EFFECTIVE PERIOD COMMENCEMENT DATE" means the date falling one year prior to the Effective Date.

"EFFECTIVE PERIOD CONCLUSION DATE" means the date falling two years after the occurrence of a merger or consolidation set forth under clause (iii) of the definition of Change of Control, but in no event later than three years after the first event that constituted a Change of Control.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"FISCAL YEAR BONUS PLAN" means for each year, the Company's fiscal year bonus plan, or any other plan adopted by the Board which provides for the payment of additional compensation or equity consideration on an annual basis to senior executive officers contingent upon the Company's performance, including stock performance and results of operations for that specific year, in either case as such plan shall be amended or modified prior to, but not on or after, any Termination Date.

"GOOD REASON" means any of the following:

      (i) except as a result of your death or due to Disability, a change in your status, title(s) or position(s) with the Company, including as an officer of the Company, which, in your reasonable judgment, does not represent a promotion, with commensurate adjustment of compensation, from your status, title(s) and position(s) immediately prior to the Effective Date; or the withdrawal from you of any duties or responsibilities which in your reasonable opinion are consistent with such status, title(s) or position(s); or any removal of you from or any failure to reappoint or reelect you to such position(s); or

      (ii) a reduction by the Company in your annual Base Salary, SERP (or equivalent), annual bonus opportunity or aggregate long term incentive compensation in effect immediately prior to the Effective Date and as may subsequently be increased thereafter; or

      (iii) the failure by the Company to continue in effect any Plan in which you were participating immediately prior to the Effective Date other than as a result of the normal expiration or amendment of any such Plan in accordance with its terms, or the taking of any action, or the failure to act, by the Company which would adversely affect your continued participation in any such Plan on at least as favorable a basis to you as is the case immediately prior to the Effective Date or which would materially reduce your benefits under any of such Plans or deprive you of any material benefit enjoyed by you immediately prior to the Effective Date, except as proposed by you to the Company; or

      (iv) the relocation of the principal place of your employment to a location 25 miles further from your principal residence without your express written consent; or

      (v) the failure by the Company upon a Change of Control to obtain the assumption of this Agreement by any Successor (other than by operation of law); or

      (vi) any refusal by the Company to continue to allow you to attend to matters or engage in activities not directly related to the business of the Company which you attended to or were engaged in immediately prior to a Change of Control which do not otherwise violate your obligations hereunder; or

      (vii) any default by the Company in the performance of its obligations under this Agreement, whether before or after a Change of Control.

"INDEMNITY AGREEMENT" means that certain agreement between you and the Company dated as of November 16, 2001, and any successor thereto.

"LONG TERM INCENTIVE BONUS PLAN" means the Company's long term incentive plans (including agreements issued thereunder, e.g., restricted stock agreements and stock option agreements) or any other plan or agreement approved by the Board, other than the Fiscal Year Bonus Plan, which provides for the payment of additional compensation or equity consideration to senior executive officers contingent on the Company's performance, including stock performance and results of operations for a specific time period, and in either case, as such plan may be amended or modified prior to, but not on or after, any Termination Date.

"MARKET VALUE" when used with respect to a Share, means the mean between the highest and lowest sales price per Share on the New York Stock Exchange or if not listed thereon, on such other exchange as shall at the time constitute the principal exchange for trading in Shares. If the Shares are not publicly traded, the Market Value shall be as determined by an independent appraiser appointed by you for such purpose.

"OTHER PLANS" means any thrift; bonus or incentive; stock option or stock accumulation; pension; medical, disability, accident or life insurance plan, program or policy of the Company which is intended to benefit employees of the Company that are similarly situated to you (other than the Plans or as otherwise provided to you in this Agreement).

"PERSON" means any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or any Plans sponsored by the Company.

"PERQUISITES" means individual perquisites benefits customarily provided to you by the Company as of the date this Agreement is signed.

"PLANS" means the Fiscal Year Bonus Plan, the Long Term Incentive Bonus Plan and the SERP.

"RESTRICTED STOCK AGREEMENTS" means any grant by the Company to you of Shares which are, at the relevant time, subject to possible forfeiture.

"SERP" means the Company's Supplemental Executive Retirement Plan, as the same shall be amended or modified to, but not on or after, any Effective Date.

"SEVERANCE PACKAGE" means your right to receive, and the Company's obligation to pay and/or perform on, the following:

      (a) On or within five days following an applicable Termination Date, the Company shall pay to you a lump sum, cash amount equal to the greater of:

            (i)   $1,353,000; or

            (ii)  the sum of:

                  (A) three times the highest annual rate of your Base Salary in effect during the then current year or any of the three years preceding the Termination Date;

                  (B) three times the maximum award you would have been eligible to receive under the then current Fiscal Year Bonus Plan in respect of the then current year, regardless of any limitations otherwise applicable to the then current fiscal year (i.e., the failure to have completed any vesting period or the current measurement period, or the failure to achieve any performance goal applicable to all or any portion of the measurement period;

                  (C) three times the amount equaling the maximum percentage of your Base Salary contribution level by the Company for you in SERP for the then current year multiplied by the highest annual rate of Base Salary in effect during the then current year or any of the three years preceding the Termination Date; and

      (b) All the outstanding contingent compensation issued or awarded to you under the Plans shall become vested, exercisable, distributable and unrestricted (any contrary provision in the Plans or Other Plans notwithstanding). You shall have the right immediately to:

            (i) for one year thereafter, exercise all or any portion of all your options covered by any Plan or Other Plans and to have the underlying Shares issued to you;

            (ii) for one year thereafter, in lieu of such exercise as provided in Subsection (b)(i) above, as elected by you, to receive a cash amount within five days following an applicable Termination Date equal to the spread between the exercise price and the higher Market Value of the shares, multiplied by the number of shares of outstanding stock options;

            (iii) all Shares of Restricted Stock issued under the Plans or Other Plans shall be vested with all conditions to have been deemed to have been satisfied with respect to all such shares of Restricted Stock provided that such share had not theretofore been forfeited;

            (iv) to receive a cash amount within five days following an applicable Termination Date equal to all tax assistance payments associated with the issuance of Shares covered by Restricted Stock held by you under a Plan or Other Plans and vested pursuant to Subsection (b)(iii) above. Any obligation to not sell Shares issued under Restricted Stock programs for any period of time after vesting to keep associated tax assistance payments is eliminated; and

            (v) obtain the full benefit of any other contingent compensation rights to which you may be entitled under the Plans or Other Plans, in each case as though all applicable performance targets had been met or achieved at maximum levels for all performance periods (including those extending beyond the Effective Date) and any Plan contingencies had been satisfied in full at the date of the Change of Control and the maximum possible benefits thereunder had been earned at the date of the Change of Control, and

      (c) The Company shall maintain in full force and effect for your continued benefit for a three-year period after the Termination Date all Other Plans in which you were entitled to participate immediately prior to the Termination Date (at no greater cost or expense to you than was the case immediately prior to the Change of Control), including without limitation plans providing medical, dental, life and disability insurance coverage, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is not possible, the Company shall arrange to provide you, at the Company's cost and expense, with benefits substantially similar to those which you are entitled to receive under such plans and programs.

Anything else in this Agreement to the contrary notwithstanding, if:

      (i) your employment is terminated in connection with a merger, consolidation or a tender offer or an exchange offer;

      (ii) you are entitled to the benefits provided for under Section 1 hereof; and

      (iii) your Termination Date precedes or occurs on the date of the closing thereof, then unless otherwise agreed to by both parties in writing, all amounts to which you are or shall become entitled to under this Agreement, which are calculable as of the closing date, shall be accelerated to, and become immediately due and payable contemporaneously with such closing.

"SHARES" means shares of Common Stock, $.01 par value, of the Company at the date of this Agreement, as the same shall be subsequently amended, modified or changed.

"STOCK OPTION AGREEMENTS" means any agreements providing for the grant by the Company to you of options to purchase Shares.

"SUCCESSOR" shall mean any Person that succeeds to, or has the ability to control, the Company's business as a whole, directly by merger, consolidation, spin-off or similar transaction, or indirectly by purchase of the Company's Voting Securities or acquisition of all or substantially all of the assets of the Company.

"TERMINATION DATE" means the date, which is the final date of your service pursuant to Section 2 of this Agreement.

"VOTING SECURITIES" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

August 15, 2001

John R. Huff
Chairman and Chief Executive Officer
Oceaneering International, Inc.
11911 FM529
Houston, Texas 77041

Re: Change of Control Agreement ("COC Agreement")

Dear Mr. Huff:

Oceaneering International, Inc. (the "Company") considers the establishment and maintenance of a sound and vital management to be essential for the protection and enhancement of the best interests of the Company and its shareholders. The Company recognizes that, as is the case with many publicly-held corporations, the possibility of a "Change of Control" (as defined herein) may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to assure the Company of the continuation of your service and to reinforce and encourage the attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a Change of Control of the Company. In particular the Board believes it important, should the Company or its shareholders receive a proposal for or notice of transfer of control of the Company, or consider one itself, that you be able to assess and advise the Company whether such transfer would be or is in the best interests of the Company and its shareholders, and to take such other action regarding such transfer as the Board might determine to be appropriate without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the service of the Company, this letter agreement (the "Agreement"), prepared pursuant to authority granted by the Board and which supercedes and replaces the previous Senior Executive Severance Agreement and Supplemental Senior Executive Severance Agreement each dated March 17, 1989 between you and the Company, sets forth the compensation and severance benefits which the Company agrees will be provided to you should your service with the Company be terminated in connection with a Change of Control under the circumstances described below as well as certain other benefits which will be made available to you.

Contemporaneously herewith, you and the Company are entering into a Service Agreement ("Service Agreement") that provides certain other, and sometimes additional, compensation and benefits to you under the circumstances set forth in the Service Agreement. Except to the extent expressly provided to the contrary in this Agreement, you shall be entitled to compensation and benefits under both this Agreement and the Service Agreement in the event of a Change of Control.

Reference is made to Annex I hereto for definitions of certain terms used in this Agreement, and such definitions are incorporated herein by such reference with the same effect as if set forth herein. Certain capitalized terms used in this Agreement in connection with the description of various Plans are defined in the respective Plans, but if any conflicts with a definition herein contained, this Agreement shall prevail.

      1.    Termination of Service in Connection with a Change of Control.

            (a) During Service Agreement Phase A and during the Effective Period, if there is a termination of your service with the Company either by the Company without Cause or by you for Good Reason either (x) prior to the Effective Date, unless it is reasonably demonstrated by the Company that such termination of your service (a) was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and (b) otherwise did not arise in connection with or anticipation of the Change of Control and if such Effective Period or (y) on or after the Effective Date, commences during the life of this Agreement you shall be entitled to the following benefits:

                  (i) all benefits conferred upon you by the Severance Package, and

                  (ii) in addition, all benefits payable under the provisions either of the Plans and Other Plans in which you are a participant immediately prior to the Effective Date, or of those plans in existence at the time of your Termination Date or pursuant to any other agreement between you and the Company, whichever are more favorable to you, in accordance with the terms and conditions of such Plans or Other Plans, such benefits to be paid under such Plans or Other Plans and not under this Agreement to the extent they are more favorable to you.

            (b) You shall also be entitled to any such benefits if your termination results from your death or Disability if your death or Disability occurs:

                  (i) during the Effective Period but after the Effective Date, and

                  (ii) with respect to the benefits conferred by the Severance Package only, after either it has been decided that you will be terminated without Cause during the Effective Period, or you have given notice of termination for Good Reason during the Effective Period;

            (c) During Service Agreement Phase B and during the Effective Period, if there is a termination of your service with the Company for any reason other than your refusal to serve as non-executive Chairman of the Board and during the life of this Agreement, you shall be entitled to the following benefits:

                  (i) all benefits conferred upon you by the Severance Package, and

                  (ii) in addition, all benefits payable under the provisions either of the Plans and Other Plans in which you are a participant immediately prior to the Effective Date, or of those plans in existence at the time of your Termination Date or pursuant to any other agreement between you and the Company, whichever are more favorable to you, in accordance with the terms and conditions of such Plans or Other Plans, such benefits to be paid under such Plans or Other Plans and not under this Agreement to the extent they are more favorable to you.

            Your refusal to serve as non-executive Chairman of the Board during Service Agreement Phase B by reason of the Company's failure to fulfill any of its obligations under the Service Agreement shall not be considered refusal by you to serve as non-executive Chairman of the Board.

            (d) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or other service, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment with or service to another Person after any Termination Date.

      2.    Procedures for Termination of Service.

            If your service be terminated or intended to be terminated:

            (a) For Cause during Service Agreement Phase A, the Company shall transmit to you written notice setting forth the Cause for which you are proposed to be dismissed in sufficient detail to permit a reasonable assessment of the bona fides thereof, and setting a meeting of the Board not less than 30 days following the date of such notice at which the Board shall consider your termination and at which you and your counsel shall have the opportunity to be heard, following which the Board shall either by resolution withdraw the notice, or if it so finds in its good faith opinion, issue its report within 10 days thereafter that Cause exists and specifying the particulars of its findings, in which latter event a "final notice" shall occur. After receipt of a "final notice" of intended termination for Cause, you may contest such "final notice" in any court described in Section 4(b)(i) and all provisions of this Agreement, shall be continued until a Termination Date is determined pursuant to such contest. Within 10 days following the commencement of any such contest, the Company must escrow all amounts which would have been due pursuant to Section 1(a) if the "final notice" were not valid at a bank of your choice. Should the contest result from which no further appeal is possible find that:

                  (i) "final notice" is valid then the Termination Date shall be the date no further appeal is possible;

                  (ii) "final notice" is not valid then the Termination Date shall be the date no further appeal is possible.

            (b) For Good Reason during Service Agreement Phase A, you shall transmit to the Company written notice setting forth the Good Reason for which you are proposed to terminate your service in sufficient detail to permit a reasonable assessment of the bona fides thereof. The Board shall issue a resolution to you not more than 10 days following the date of such notice as to either:

                  (i) Their Acceptance - In the event the Board accepts your notice of Good Reason, then the Termination Date is established and you are entitled to receive the amounts pursuant to Section 1(a); or

                  (ii) Their Rejection - In the event the Board rejects your notice of Good Reason, then (A) the Company must escrow within 10 days following the rejection the amounts which would have been due pursuant to Section 1(a) if your termination for Good Reason had been accepted at a bank of your choice, (B) you must proceed to dispute resolution pursuant to Section 4, and (C) all provisions of this Agreement shall be continued until a termination is determined pursuant to such dispute resolution from which no further appeal is possible. The Termination Date shall be the date on which no further appeal is possible.

            (c) If you claim benefits under Section 1(c), you shall transmit to the Company written notice, in sufficient detail to permit a reasonable assessment of the bona fides thereof, that your service has been terminated under Section 1(c) for any such reason. The Board shall issue a resolution to you not more than 10 days following the date of such notice as to either:

                  (i) Their Acceptance - In the event the Board accepts your notice claiming benefits under Section 1(c), then the Termination Date is established; or

                  (ii) Their Rejection - In the event the Board rejects your notice, then (A) the Company must escrow within 10 days following the rejection the amounts which would have been due pursuant to Section 1(c) if your notice had been accepted at a bank of your choice, (B) you must proceed to dispute resolution pursuant to Section 4 and
                        (C) all provisions of this Agreement shall be continued until a termination is determined pursuant to such dispute resolution from which no further appeal is possible. The Termination Date shall be the date on which no further appeal is possible.

      3.    Excise Tax.

            (a) Any other provision of this Agreement to the contrary notwithstanding, if the present value (as defined herein) of the total amount of payments and benefits to be paid or provided to you under this Agreement which are considered to be "parachute payments" within the meaning of Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code"), when added to any other such "parachute payments" received by you from the Company upon or after a Change of Control, whether or not under this Agreement, is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code Section 4999, the Company shall pay to you an additional amount (hereinafter referred to as the "Excise Tax Premium"). The Excise Tax Premium shall be equal to the excise tax determined under Code Sections 280G and 4999 attributable to the total amount of payments and benefits to be paid or provided to you under this Agreement and any other "parachute payments" received by you upon or after a Change of Control. The Excise Tax Premium shall also include any amount attributable to excise tax on the Excise Tax Premium. The Company shall also pay to you an additional amount (the "Additional Amount") such that the net amount received by you, after paying any applicable Excise Tax Premium and any federal or state income, excise or other tax on such additional amount, shall be equal to the amount that you would have received if such Excise Tax Premium were not applicable. You shall be deemed to pay income taxes on the date of termination of your service at the highest marginal rate of income taxation in effect in your taxing jurisdiction. The Additional Amount shall include any amount attributable to income, excise or other tax on the Additional Amount.

            (b) Not later than 30 days following your Termination Date or, if later, the Effective Date, as provided herein, the independent public accountants acting as auditors for the Company on the date of the Change of Control (or another accounting firm designated by you) shall determine whether the sum of the present value of any "parachute payments" payable under this Agreement and the present value of any other "parachute payments" received by you from the Company upon or after a Change of Control is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code Section 4999, and shall determine the amount of any Excise Tax Premium and Additional Amount payable to you. The Excise Tax Premium and Additional Amount shall be paid to you as soon as practicable but in no event later than 30 days following your Termination Date, and shall be net of any amounts required to be withheld for taxes.

            (c) For purposes of this Section 3, "present value" means the value determined in accordance with the principles of Section 1274(b)(2) of the Code under the rules provided in Treasury Regulations under Section 280G of the Code.

            (d) References to Code Section 280G herein are specific references to Section 280G as added to the Code by the Tax Reform Act of 1984 and as amended by the Tax Reform Act of 1986. To the extent Code Section 280G is again amended prior to the termination of this Agreement, or is replaced by a successor statute, the provisions of this Section 3 shall be deemed modified without further action of the parties in a manner consistent with such amendments or successor statutes, as the case may be. In the event that Code Section 280G or any successor statute is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties recognize that Treasury Regulations under Code Sections 280G and 4999 may affect the amount that may be paid hereunder and agree that, upon the issuance of any such regulations, this Agreement may be modified as in good faith may be deemed necessary in light of the provisions of such regulations to achieve the purposes hereof, and that consent to such modifications shall not be unreasonably withheld.

            (e) The foregoing notwithstanding, if you receive payment from the Company for reimbursement of any excise taxes pursuant to any other agreement, to the extent any Excise Tax Premium under this Agreement be duplicative, you shall not be entitled to receive payment of such an Excise Tax Premium.

      4.    Dispute Resolution.

            (a) This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Texas without regard to choice of law principles.

            (b) It is irrevocably agreed that if any dispute arises with respect to any action, suit or other legal proceeding pertaining to this Agreement or to the interpretation of or enforcement of any of your rights hereunder under this
                  Agreement:

                  (i) the Company and you agree that exclusive jurisdiction for any such suit, action or legal proceeding shall be in the state district courts of Texas sitting in Harris County, Texas;

                  (ii) we are each at the time present in Texas for the purpose of conferring personal jurisdiction;

                  (iii) the Company and you each consent to the jurisdiction of each such court in any such suit, action or legal proceeding and will comply with all requirements necessary to give such court jurisdiction;

                  (iv) the Company and you each waive any objection it may have to the laying of venue of any such suit, action or legal proceeding in any of such court;

                  (v) the Company and you each waive any objection or right to removal that may otherwise arise in any such suit, action or legal proceeding;

                  (vi) any such suit, action or legal proceeding may be brought in such court, and any objection that the Company or you may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court is waived;

                  (vii) service of process in any such suit, action or legal proceeding may be effected by mailing a copy thereof by registered or certified mail, return receipt requested (or any substantially similar form of mail), postage prepaid, to such party provided in Section 7 hereof; and

                  (viii) prior to any trial on the merits, the Company and you will submit to court supervised, non-binding mediation.

            (c) Notwithstanding any contrary provision of Texas law, the Company shall have the burden of proof with respect to any of the following:

                  (i) that Cause existed at the time any notice was given to you under Section 2;

                  (ii) that Good Reason did not exist at the time notice was given to the Company under Section 2;

                  (iii) that the termination of your service was not for the reasons set forth in Section 1(c);

                  (iv) that the Company is not in default in performance of its obligations under this Agreement;

                  (v) that the termination of your service was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and otherwise did not arise in connection with or anticipation of the Change of Control; and

                  (vi)   that a Change of Control has not occurred.

      5.    Successors; Binding Agreement.

            (a) In the event any Successor does not assume this Agreement by operation of law the Company will seek to have any Successor, by agreement in form and substance satisfactory to you, expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. If there has been a Change of Control prior to, or a Change of Control will result from, any such succession, then failure of the Company to obtain at your request such agreement prior to or upon the effectiveness of any such succession (unless assumption occurs as a matter of law) shall (i) if during Service Agreement Phase A, constitute Good Reason for termination by you of your service and, (ii) if after Service Agreement Phase A, constitute a termination of your status as non-executive Chairman of the Board for reason other than your refusal to serve, and in either case, upon delivery of a notice of termination by you to the Company, you shall be entitled to the benefits provided for herein.

            (b) This Agreement shall inure to the benefit of and be enforceable by your personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

      6.    Fees and Expenses.

            The Company shall pay all legal and other costs (including but not limited to, administrative, accounting, tax, human resource and expert witness fees and expenses) incurred by you as a result of your seeking to obtain, assert or enforce any right or benefit conferred upon you by this Agreement.

            You shall prepare an estimate of any fees you expect to incur in the following 90 days and claim reimbursement for under this Section 6 no later than 10 days after notice by you to the Company that you intend to seek legal representation under this Agreement. The Company shall pay such estimates to you within 10 days of your notice. At the end of the 90 days, and each 90 days thereafter, you shall prepare a subsequent estimate and submit it to the Company within 10 days and the Company agrees to pay all subsequent such estimates to you within 10 days of each notice until the matter has been resolved. After the matter has been resolved, you will submit an appropriate accounting of actual expenses and estimates; such that:

                  (i) if estimates paid to you exceed actuals, you will promptly submit a refund to the Company; or

                  (ii) if actuals exceed estimates paid to you, you will submit a final request for reimbursement from the Company, which the Company will promptly pay.

      7.    Notices.

            Any and all notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered in person to the persons specified below or deposited in the United States mail, certified or registered mail, postage prepaid and addressed as follows:

            If to the Company:     Oceaneering International, Inc.
                                   11911 FM 529
                                   Houston, Texas 77041
                                   Attention: Chairman, Compensation Committee
                                              of the Board of Directors

            If to you:             John R. Huff
                                   102 Broad Oaks Circle
                                   Houston, Texas 77056

            Either party may change, by the giving of notice in accordance with this Section 7, the address to which notices are thereafter to be sent.

      8.    Indemnity.

            You will receive, to the fullest extent possible and to such greater extent as applicable law hereafter may permit, indemnity from the Company on terms at least as favorable as that provided under (i) any Indemnity Agreement of the Company to which your are a party or an intended beneficiary, or (ii) the Company's Bylaws as in effect on the Effective Date or, if earlier, your Termination Date.

      9.    Validity.

            The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      10.   Survival.

            All obligations undertaken and benefits conferred pursuant to this Agreement, shall survive any termination of your service and continue until performed in full.

      11.   Miscellaneous.

            (a) No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            (b) Failure to pay within 10 days of a payment due date or notice thereon (whether payment is disputed or not) will result in a default under this Agreement. Past due amounts will accrue interest and compound at the lesser of 2% per month or the highest interest rate allowed by law.

      12.   Duplicate Originals.

            This Agreement has been executed in duplicate originals, with one to be held by each of the parties hereto.

If this letter correctly sets forth our understanding with respect to the subject matter hereof, please sign and return one copy of this letter to the Company.

                                  Sincerely,

                                  OCEANEERING INTERNATIONAL, INC.


                                  BY: /s/ Charles B. Evans
                                      -----------------------------------
                                      Charles B. Evans, Chairman
                                      Compensation Committee of the Board

Agreed to as of the 16th
day of November 2001:


/s/ John R. Huff
------------------------------
John R. Huff

          ANNEX I TO CHANGE OF CONTROL AGREEMENT DATED AUGUST 15, 2001
                                     BETWEEN
                         OCEANEERING INTERNATIONAL, INC.
                                       AND
                                  JOHN R. HUFF

Definition of Certain Terms

"AGREEMENT" means this Change of Control Agreement between you and the Company dated as of August 15, 2001.

"BOARD" means the Board of Directors of the Company.

"BYLAWS" means the bylaws of the Company, except as otherwise specified, as in effect at the day hereof and as the same shall be amended or otherwise modified to, but not on or after, any Change of Control.

"CAUSE" means your conviction by a court of competent jurisdiction, from which conviction no further appeal can be taken, of a felony-grade crime involving moral turpitude related to your service with the Company.

"CHANGE OF CONTROL" means the earliest date at which:

      (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

      (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

      (iii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

      (iv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

      (v) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in you, or a group of Persons which includes you, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

"COMPANY" means Oceaneering International, Inc., a Delaware corporation, headquartered in Houston, Texas.

"DISABILITY" means your continuing full-time absence from your duties with the Company for 90 days or longer as a result of physical or mental incapacity, which absence is anticipated to extend for 90 additional days or longer. Your need for absence and its anticipated duration shall be determined solely by a medical physician of your choice to be approved by the Company, which approval shall not be unreasonably withheld.

"EFFECTIVE DATE" means the earliest date upon which (i) any of the events set forth under the definition of Change of Control shall have occurred, (ii) the receipt by the Company of a Schedule 13D stating the intention of any Person to take actions which, if accomplished, would constitute a Change of Control, (iii) the public announcement by any Person of its intention to take any such action, in each case without regard for any contingency or condition which has not been satisfied on such date, (iv) the agreement by the Company to enter into a transaction which, if consummated, would result in a Change of Control, or (v) consideration by the Board of a transaction which, if consummated, would result in a Change of Control.

If, however, an Effective Date occurs but the proposed transaction to which it relates ceases to be actively considered or it is not consummated within 12 months of such Effective Date, the Effective Period will be deemed not to have commenced for purposes of this Agreement. If an Effective Date occurs with respect to a proposed transaction which ceases to be actively considered but for which active consideration is revived, the Effective Date with respect to the Change of Control that ultimately occurs shall be that date when consideration was revived and carried through to consummation.

"EFFECTIVE PERIOD" means the period beginning on the Effective Period Commencement Date and ending on the Effective Period Conclusion Date.

"EFFECTIVE PERIOD COMMENCEMENT DATE" means the date falling one year prior to the Effective Date.

"EFFECTIVE PERIOD CONCLUSION DATE" means the date falling two years after the occurrence of a merger or consolidation set forth under clause (iii) of the definition of Change of Control, but in no event later than three years after the first event that constituted a Change of Control.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"FISCAL YEAR BONUS PLAN" means for each year, the Company's fiscal year bonus plan, or any other plan adopted by the Board which provides for the payment of additional compensation or equity consideration on an annual basis to senior executive officers contingent upon the Company's performance, including stock performance and results of operations for that specific year, in either case as such plan shall be amended or modified prior to, but not on or after, any Termination Date.

"GOOD REASON" means any of the following during Service Agreement Phase A:

      (i) except as a result of your death or due to Disability, a change in your status, title(s) or position(s) with the Company, including as an officer of the Company, which, in your reasonable judgment, does not represent a promotion, with commensurate adjustment of compensation, from your status, title(s) and position(s) immediately prior to the Effective Date; or the assignment to you of any duties or responsibilities which, in your reasonable judgment, are inconsistent with the scope of such duties or such status, title(s) or position(s) or are not customarily assigned to someone of your education, training and experience; or the withdrawal from you of any duties or responsibilities which in your reasonable opinion are consistent with such status, title(s) or position(s); or any removal of you from or any failure to reappoint or reelect you to such position(s); or

      (ii) a reduction by the Company in your annual Base Salary, SERP (or equivalent), annual bonus opportunity or aggregate long term incentive compensation in effect immediately prior to the Effective Date and as may subsequently be increased thereafter; or

      (iii) the failure by the Company to continue in effect any Plan in which you were participating immediately prior to the Effective Date other than as a result of the normal expiration or amendment of any such Plan in accordance with its terms, or the taking of any action, or the failure to act, by the Company which would adversely affect your continued participation in any such Plan on at least as favorable a basis to you as is the case immediately prior to the Effective Date or which would materially reduce your benefits under any of such Plans or deprive you of any material benefit enjoyed by you immediately prior to the Effective Date, except as proposed by you to the Company; or

      (iv) the relocation of the principal place for performance of your service obligations to a location 25 miles further from your principal residence without your express written consent; or

      (v) the failure by the Company upon a Change of Control to obtain the assumption of this Agreement by any Successor (other than by operation of law); or

      (vi) any purported termination by the Company of your service, which is not effected by a notice of termination issued pursuant to Section 4 of your Service Agreement; and for purposes of this Agreement, no such purported termination shall be effective; or

      (vii) any refusal by the Company to continue to allow you to attend to matters or engage in activities not directly related to the business of the Company which you attended to or were engaged in immediately prior to a Change of Control which do not otherwise violate your obligations hereunder; or

      (viii) any default by the Company in the performance of its obligations under this Agreement, whether before or after a Change of Control.

"INDEMNITY AGREEMENT" means that certain agreement between you and the Company dated as of November 16, 2001, and any successor thereto.

"LONG TERM INCENTIVE BONUS PLAN" means the Company's long term incentive plans (including agreements issued thereunder, e.g., restricted stock agreements and stock option agreements) or any other plan or agreement approved by the Board, other than the Fiscal Year Bonus Plan, which provides for the payment of additional compensation or equity consideration to senior executive officers contingent on the Company's performance, including stock performance and results of operations for a specific time period, and in either case, as such plan may be amended or modified prior to, but not on or after, any Termination Date.

"MARKET VALUE" when used with respect to a Share, means the mean between the highest and lowest sales price per Share on the New York Stock Exchange or if not listed thereon, on such other exchange as shall at the time constitute the principal exchange for trading in Shares. If the Shares are not publicly traded, the Market Value shall be as determined by an independent appraiser appointed by you for such purpose.

"OTHER PLANS" means any thrift; bonus or incentive; stock option or stock accumulation; pension; medical, disability, accident or life insurance plan, program or policy of the Company which is intended to benefit employees of the Company that are similarly situated to you (other than the Plans or as otherwise provided to you in this Agreement).

"PERSON" means any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or any Plans sponsored by the Company.

"PERQUISITES" means individual perquisites benefits customarily provided to you by the Company as of the date this Agreement is signed.

"PLANS" means the Fiscal Year Bonus Plan, the Long Term Incentive Bonus Plan and the SERP.

"RESTRICTED STOCK AGREEMENTS" means any grant by the Company to you of Shares which are, at the relevant time, subject to possible forfeiture.

"SERVICE AGREEMENT PHASE A" means "Agreement Phase A" as defined in the Service Agreement."

"SERVICE AGREEMENT PHASE B" means "Agreement Phase B" as defined in the Service Agreement.

"SERP" means the Company's Supplemental Executive Retirement Plan, as the same shall be amended or modified to, but not on or after, any Effective Date.

"SEVERANCE PACKAGE" means your right to receive, and the Company's obligation to pay and/or perform on, the following:

      (a) If during Service Agreement Phase A, on or within five days following an applicable Termination Date, the Company shall pay to you a lump sum, cash amount equal to the greater of:

            (i)   $4,650,000; or

            (ii)  the sum of:

                  (A) three times the highest annual rate of your Base Salary in effect during the then current year or any of the three years preceding the Termination Date;

                  (B) three times the maximum award you would have been eligible to receive under the then current Fiscal Year Bonus Plan in respect of the then current year, regardless of any limitations otherwise applicable to the then current fiscal year (i.e., the failure to have completed any vesting period or the current measurement period, or the failure to achieve any performance goal applicable to all or any portion of the measurement period);

                  (C) three times the amount equaling the maximum percentage of your Base Salary contribution level by the Company for you in SERP for the then current year multiplied by the highest annual rate of Base Salary in effect during the then current year or any of the three years preceding the Termination Date; and

      (b) If during Service Agreement Phase B, on or within five days following an applicable Termination Date, the Company shall pay to you a lump sum, cash amount equal to $4,650,000.

      (c) All then outstanding contingent compensation issued or awarded to you to you under the Plans or Other Plans shall become vested, exercisable, distributable and unrestricted (any contrary provision in the Plans notwithstanding). You shall have the right immediately to:

            (i) for one year thereafter, exercise all or any portion of all your options covered by any Plan or Other Plans and to have the underlying Shares issued to you;

            (ii) for one year thereafter, in lieu of such exercise as provided in Subsection (c)(i) above, as elected by you, to receive a cash amount within five days following an applicable Termination Date equal to the spread between the exercise price and the higher Market Value of the shares, multiplied by the number of shares of outstanding stock options;

            (iii) all Shares of Restricted Stock issued under the Plans or Other Plans shall be vested with all conditions to have been deemed to have been satisfied with respect to all such shares of Restricted Stock provided that such share had not theretofore been forfeited;

            (iv) to receive a cash amount within five days following an applicable Termination Date equal to all tax assistance payments associated with the issuance of Shares covered by Restricted Stock held by you under a Plan or Other Plans and vested pursuant to Subsection (c)(iii) above. Any obligation to not sell Shares issued under Restricted Stock programs for any period of time after vesting to keep associated tax assistance payments is eliminated; and

            (v) obtain the full benefit of any other contingent compensation rights to which you may be entitled under the Plans or Other Plans, in each case as though all applicable performance targets had been met or achieved at maximum levels for all performance periods (including those extending beyond the Effective Date) and any Plan contingencies had been satisfied in full at the date of the Change of Control and the maximum possible benefits thereunder had been earned at the date of the Change of Control, and

      (d) The Company shall maintain in full force and effect for your continued benefit for a three-year period after the Termination Date all Other Plans in which you were entitled to participate immediately prior to the Termination Date (at no greater cost or expense to you than was the case immediately prior to the Change of Control), including without limitation plans providing medical, dental, life and disability insurance coverage, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is not possible, the Company shall arrange to provide you, at the Company's cost and expense, with benefits substantially similar to those which you are entitled to receive under such plans and programs. In the event that your participation in any such plan or program is not possible, the Company shall arrange to provide you, at the Company's cost and expense, with benefits substantially similar to those which you are entitled to receive under such plans and programs.

      (e) Notwithstanding any payments made under the Severance Package above, no such payments shall interfere, mitigate, stop or otherwise cause you to lose any benefits or compensation due you under the separate Service Agreement dated August 15, 2001 due from the Company, except that the benefits under (b), (c) and (d) of this definition shall not be provided to you to the extent they are provided under the Service Agreement.

Anything else in this Agreement to the contrary notwithstanding, if:

      (i) your service is terminated in connection with a merger, consolidation or a tender offer or an exchange offer;

      (ii) you are entitled to the benefits provided for under Section 1 hereof; and

      (iii) your Termination Date precedes or occurs on the date of the closing thereof, then unless otherwise agreed to by both parties in writing, all amounts to which you are or shall become entitled to under this Agreement, which are calculable as of the closing date, shall be accelerated to, and become immediately due and payable contemporaneously with such closing.

"SHARES" means shares of Common Stock, $.01 par value, of the Company at the date of this Agreement, as the same shall be subsequently amended, modified or changed.

"STOCK OPTION AGREEMENTS" means any agreements providing for the grant by the Company to you of options to purchase Shares.

"SUCCESSOR" shall mean any Person that succeeds to, or has the ability to control, the Company's business as a whole, directly by merger, consolidation, spin-off or similar transaction, or indirectly by purchase of the Company's Voting Securities or acquisition of all or substantially all of the assets of the Company.

"TERMINATION DATE" means the date which is the final date of your service pursuant to Section 2 of this Agreement.

"VOTING SECURITIES" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

August 15, 2001

M. Kevin McEvoy
Senior Vice President
Oceaneering International, Inc.
11911 FM529
Houston, Texas 77041

Re: Change of Control Agreement ("COC Agreement")

Dear Mr. McEvoy:

Oceaneering International, Inc. (the "Company") considers the establishment and maintenance of a sound and vital management to be essential for the protection and enhancement of the best interests of the Company and its shareholders. The Company recognizes that, as is the case with many publicly-held corporations, the possibility of a "Change of Control" (as defined herein) may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to assure the Company of the continuation of your service and to reinforce and encourage the attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a Change of Control of the Company. In particular the Board believes it important, should the Company or its shareholders receive a proposal for or notice of transfer of control of the Company, or consider one itself, that you be able to assess and advise the Company whether such transfer would be or is in the best interests of the Company and its shareholders, and to take such other action regarding such transfer as the Board might determine to be appropriate without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the employ of the Company, this letter agreement (the "Agreement"), prepared pursuant to authority granted by the Board and which supercedes and replaces the previous Senior Executive Severance Agreement dated April 22, 1997 between you and the Company, sets forth the compensation and severance benefits which the Company agrees will be provided to you should your employment with the Company be terminated in connection with a Change of Control under the circumstances described below as well as certain other benefits which will be made available to you.

Reference is made to Annex I hereto for definitions of certain terms used in this Agreement, and such definitions are incorporated herein by such reference with the same effect as if set forth herein. Certain capitalized terms used in this Agreement in connection with the description of various Plans are defined in the respective Plans, but if any conflicts with a definition herein contained, this Agreement shall prevail.

      1.    Termination of Employment in Connection with a Change of Control.

            (a) During the Effective Period, if there is a termination of your employment with the Company either by the Company without Cause or by you for Good Reason either (x) prior to the Effective Date, unless it is reasonably demonstrated by the Company that such termination of your employment

                  (a) was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and (b) otherwise did not arise in connection with or anticipation of the Change of Control or (y) on or after the Effective Date, commences during the life of this Agreement you shall be entitled to the following benefits:

                  (i) all benefits conferred upon you by the Severance Package, and

                  (ii) in addition, all benefits payable under the provisions either of the Plans and Other Plans in which you are a participant immediately prior to the Effective Date, or of those plans in existence at the time of your Termination Date or pursuant to any other agreement between you and the Company, whichever are more favorable to you, in accordance with the terms and conditions of such Plans or Other Plans, such benefits to be paid under such Plans or Other Plans and not under this Agreement to the extent they are more favorable to you.

            (b) You shall also be entitled to any such benefits if your termination results from your death or Disability if your death or Disability occurs:

                  (i) during the Effective Period but after the Effective Date, and

                  (ii) with respect to the benefits conferred by the Severance Package only, after either it has been decided that you will be terminated without Cause during the Effective Period, or you have given notice of termination for Good Reason during the Effective Period;

            (c) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another Person after any Termination Date.

      2.    Procedures for Termination of Employment.

            If your employment be terminated or intended to be terminated:

            (a) For Cause, the Company shall transmit to you written notice setting forth the Cause for which you are proposed to be dismissed in sufficient detail to permit a reasonable assessment of the bona fides thereof, and setting a meeting of the Board not less than 30 days following the date of such notice at which the Board shall consider your termination and at which you and your counsel shall have the opportunity to be heard, following which the Board shall either by resolution withdraw the notice, or if it so finds in its good faith opinion, issue its report within 10 days thereafter that Cause exists and specifying the particulars of its findings, in which latter event a "final notice" shall occur. After receipt of a "final notice" of intended termination for Cause, you may contest such "final notice" in any court described in Section 4(b)(i) and all provisions of this Agreement, shall be continued until a Termination Date is determined pursuant to such contest. Within 10 days following the commencement of any such contest, the Company must escrow all amounts which would have been due pursuant to
                  Section 1(a) if the "final notice" were not valid at a bank of your choice. Should the contest result from which no further appeal is possible find that:

                  (i) "final notice" is valid then the Termination Date shall be the date no further appeal is possible;

                  (ii) "final notice" is not valid then the Termination Date shall be the date no further appeal is possible.

            (b) For Good Reason, you shall transmit to the Company written notice setting forth the Good Reason for which you are proposed to terminate your employment in sufficient detail to permit a reasonable assessment of the bona fides thereof. The Board shall issue a resolution to you not more than 10 days following the date of such notice as to either:

                  (i) Their Acceptance - In the event the Board accepts your notice of Good Reason, then the Termination Date is established and you are entitled to receive the amounts pursuant to Section 1(a); or

                  (ii) Their Rejection - In the event the Board rejects your notice of Good Reason, then (A) the Company must escrow within 10 days following the rejection the amounts which would have been due pursuant to Section 1(a) if your termination for Good Reason had been accepted at a bank of your choice, (B) you must proceed to dispute resolution pursuant to Section 4, and (C) all provisions of this Agreement shall be continued until a termination is determined pursuant to such dispute resolution from which no further appeal is possible. The Termination Date shall be the date on which no further appeal is possible.

      3.    Excise Tax.

            (a) Any other provision of this Agreement to the contrary notwithstanding, if the present value (as defined herein) of the total amount of payments and benefits to be paid or provided to you under this Agreement which are considered to be "parachute payments" within the meaning of Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code"), when added to any other such "parachute payments" received by you from the Company upon or after a Change of Control, whether or not under this Agreement, is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code
                  Section 4999, the Company shall pay to you an additional amount (hereinafter referred to as the "Excise Tax Premium"). The Excise Tax Premium shall be equal to the excise tax determined under Code Sections 280G and 4999 attributable to the total amount of payments and benefits to be paid or provided to you under this Agreement and any other "parachute payments" received by you upon or after a Change of Control. The Excise Tax Premium shall also include any amount attributable to excise tax on the Excise Tax Premium. The Company shall also pay to you an additional amount (the "Additional Amount") such that the net amount received by you, after paying any applicable Excise Tax Premium and any federal or state income, excise or other tax on such additional amount, shall be equal to the amount that you would have received if such Excise Tax Premium were not applicable. You shall be deemed to pay income taxes on the date of termination of your employment at the highest marginal rate of income taxation in effect in your taxing jurisdiction. The Additional Amount shall include any amount attributable to income, excise or other tax on the Additional Amount.

            (b) Not later than 30 days following your Termination Date or, if later, the Effective Date, as provided herein, the independent public accountants acting as auditors for the Company on the date of the Change of Control (or another accounting firm designated by you) shall determine whether the sum of the present value of any "parachute payments" payable under this Agreement and the present value of any other "parachute payments" received by you from the Company upon or after a Change of Control is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code Section 4999, and shall determine the amount of any Excise Tax Premium and Additional Amount payable to you. The Excise Tax Premium and Additional Amount shall be paid to you as soon as practicable but in no event later than 30 days following your Termination Date, and shall be net of any amounts required to be withheld for taxes.

            (c) For purposes of this Section 3, "present value" means the value determined in accordance with the principles of Section 1274(b)(2) of the Code under the rules provided in Treasury Regulations under Section 280G of the Code.

            (d) References to Code Section 280G herein are specific references to Section 280G as added to the Code by the Tax Reform Act of 1984 and as amended by the Tax Reform Act of 1986. To the extent Code Section 280G is again amended prior to the termination of this Agreement, or is replaced by a successor statute, the provisions of this Section 3 shall be deemed modified without further action of the parties in a manner consistent with such amendments or successor statutes, as the case may be. In the event that Code Section 280G or any successor statute is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties recognize that Treasury Regulations under Code Sections 280G and 4999 may affect the amount that may be paid hereunder and agree that, upon the issuance of any such regulations, this Agreement may be modified as in good faith may be deemed necessary in light of the provisions of such regulations to achieve the purposes hereof, and that consent to such modifications shall not be unreasonably withheld.

            (e) The foregoing notwithstanding, if you receive payment from the Company for reimbursement of any excise taxes pursuant to any other agreement, to the extent any Excise Tax Premium under this Agreement be duplicative, you shall not be entitled to receive payment of such an Excise Tax Premium.

      4.    Dispute Resolution.

            (a) This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Texas without regard to choice of law principles.

            (b) It is irrevocably agreed that if any dispute arises with respect to any action, suit or other legal proceeding pertaining to this Agreement or to the interpretation of or enforcement of any of your rights hereunder under this
                  Agreement:

                  (i) the Company and you agree that exclusive jurisdiction for any such suit, action or legal proceeding shall be in the state district courts of Texas sitting in Harris County, Texas;

                  (ii) we are each at the time present in Texas for the purpose of conferring personal jurisdiction;

                  (iii) the Company and you each consent to the jurisdiction of each such court in any such suit, action or legal proceeding and will comply with all requirements necessary to give such court jurisdiction;

                  (iv) the Company and you each waive any objection it may have to the laying of venue of any such suit, action or legal proceeding in any of such court;

                  (v) the Company and you each waive any objection or right to removal that may otherwise arise in any such suit, action or legal proceeding;

                  (vi) any such suit, action or legal proceeding may be brought in such court, and any objection that the Company or you may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court is waived;

                  (vii) service of process in any such suit, action or legal proceeding may be effected by mailing a copy thereof by registered or certified mail, return receipt requested (or any substantially similar form of mail), postage prepaid, to such party provided in Section 7 hereof; and

                  (viii) prior to any trial on the merits, the Company and you will submit to court supervised, non-binding mediation.

            (c) Notwithstanding any contrary provision of Texas law, the Company shall have the burden of proof with respect to any of the following:

                  (i) that Cause existed at the time any notice was given to you under Section 2;

                  (ii) that Good Reason did not exist at the time notice was given to the Company under Section 2;

                  (iii) that the Company is not in default in performance of its obligations under this Agreement;

                  (iv) that the termination of your employment was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and otherwise did not arise in connection with or anticipation of the Change of Control; and

                  (v)    that a Change of Control has not occurred.

      5.    Successors; Binding Agreement.

            (a) In the event any Successor does not assume this Agreement by operation of law the Company will seek to have any Successor, by agreement in form and substance satisfactory to you, expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. If there has been a Change of Control prior to, or a Change of Control will result from, any such succession, then failure of the Company to obtain at your request such agreement prior to or upon the effectiveness of any such succession (unless assumption occurs as a matter of law) shall constitute Good Reason for termination by you of your employment and, upon delivery of a notice of termination by you to the Company, you shall be entitled to the benefits provided for herein.

            (b) This Agreement shall inure to the benefit of and be enforceable by your personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

      6.    Fees and Expenses.

            The Company shall pay all legal and other costs (including but not limited to, administrative, accounting, tax, human resource and expert witness fees and expenses) incurred by you as a result of your seeking to obtain, assert or enforce any right or benefit conferred upon you by this Agreement.

            You shall prepare an estimate of any fees you expect to incur in the following 90 days and claim reimbursement for under this Section 6 no later than 10 days after notice by you to the Company that you intend to seek legal representation under this Agreement. The Company shall pay such estimates to you within 10 days of your notice. At the end of the 90 days, and each 90 days thereafter, you shall prepare a subsequent estimate and submit it to the Company within 10 days and the Company agrees to pay all subsequent such estimates to you within 10 days of each notice until the matter has been resolved. After the matter has been resolved, you will submit an appropriate accounting of actual expenses and estimates; such that:

                  (i) if estimates paid to you exceed actuals, you will promptly submit a refund to the Company; or

                  (ii) if actuals exceed estimates paid to you, you will submit a final request for reimbursement from the Company, which the Company will promptly pay.

      7.    Notices.

            Any and all notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered in person to the persons specified below or deposited in the United States mail, certified or registered mail, postage prepaid and addressed as follows:

            If to the Company:        Oceaneering International, Inc.
                                      11911 FM 529
                                      Houston, Texas 77041
                                      Attention: Chief Executive Officer

            If to you:                M. Kevin McEvoy
                                      38 East Shadowpoint Circle
                                      The Woodlands, TX 77381

            Either party may change, by the giving of notice in accordance with this Section 7, the address to which notices are thereafter to be sent.

      8.    Indemnity.

            You will receive, to the fullest extent possible and to such greater extent as applicable law hereafter may permit, indemnity from the Company on terms at least as favorable as that provided under (i) any Indemnity Agreement of the Company to which your are a party or an intended beneficiary, or (ii) the Company's Bylaws as in effect on the Effective Date or, if earlier, your Termination Date.

      9.    Validity.

            The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      10.   Survival.

            All obligations undertaken and benefits conferred pursuant to this Agreement, shall survive any termination of your employment and continue until performed in full.

      11.   Miscellaneous.

            (a) No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            (b) Failure to pay within 10 days of a payment due date or notice thereon (whether payment is disputed or not) will result in a default under this Agreement. Past due amounts will accrue interest and compound at the lesser of 2% per month or the highest interest rate allowed by law.

      12.   Duplicate Originals.

            This Agreement has been executed in duplicate originals, with one to be held by each of the parties hereto.

If this letter correctly sets forth our understanding with respect to the subject matter hereof, please sign and return one copy of this letter to the Company.

                                       Sincerely,

                                       OCEANEERING INTERNATIONAL, INC.


                                       BY  /s/ John R. Huff
                                           -------------------------------
                                           John R. Huff
                                           Chief Executive Officer

Agreed to as of the 16th
day of November 2001:


/s/ M. Kevin McEvoy
-------------------------------
M. Kevin McEvoy

          ANNEX I TO CHANGE OF CONTROL AGREEMENT DATED AUGUST 15, 2001
                                     BETWEEN
                         OCEANEERING INTERNATIONAL, INC.
                                       AND
                                 M. KEVIN McEVOY

Definition of Certain Terms

"AGREEMENT" means this Change of Control Agreement between you and the Company dated as of August 15, 2001.

"BOARD" means the Board of Directors of the Company.

"BYLAWS" means the bylaws of the Company, except as otherwise specified, as in effect at the day hereof and as the same shall be amended or otherwise modified to, but not on or after, any Change of Control.

"CAUSE" means your conviction by a court of competent jurisdiction, from which conviction no further appeal can be taken, of a felony-grade crime involving moral turpitude related to your employment with the Company.

"CHANGE OF CONTROL" means the earliest date at which:

      (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

      (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

      (iii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

      (iv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

      (v) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in you, or a group of Persons which includes you, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

"COMPANY" means Oceaneering International, Inc., a Delaware corporation, headquartered in Houston, Texas.

"DISABILITY" means your continuing full-time absence from your duties with the Company for 90 days or longer as a result of physical or mental incapacity, which absence is anticipated to extend for 90 additional days or longer. Your need for absence and its anticipated duration shall be determined solely by a medical physician of your choice to be approved by the Company, which approval shall not be unreasonably withheld.

"EFFECTIVE DATE" means the earliest date upon which (i) any of the events set forth under the definition of Change of Control shall have occurred, (ii) the receipt by the Company of a Schedule 13D stating the intention of any Person to take actions which, if accomplished, would constitute a Change of Control, (iii) the public announcement by any Person of its intention to take any such action, in each case without regard for any contingency or condition which has not been satisfied on such date, (iv) the agreement by the Company to enter into a transaction which, if consummated, would result in a Change of Control, or (v) consideration by the Board of a transaction which, if consummated, would result in a Change of Control.

If, however, an Effective Date occurs but the proposed transaction to which it relates ceases to be actively considered or it is not consummated within 12 months of such Effective Date, the Effective Period will be deemed not to have commenced for purposes of this Agreement. If an Effective Date occurs with respect to a proposed transaction which ceases to be actively considered but for which active consideration is revived, the Effective Date with respect to the Change of Control that ultimately occurs shall be that date when consideration was revived and carried through to consummation.

"EFFECTIVE PERIOD" means the period beginning on the Effective Period Commencement Date and ending on the Effective Period Conclusion Date.

"EFFECTIVE PERIOD COMMENCEMENT DATE" means the date falling one year prior to the Effective Date.

"EFFECTIVE PERIOD CONCLUSION DATE" means the date falling two years after the occurrence of a merger or consolidation set forth under clause (iii) of the definition of Change of Control, but in no event later than three years after the first event that constituted a Change of Control.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"FISCAL YEAR BONUS PLAN" means for each year, the Company's fiscal year bonus plan, or any other plan adopted by the Board which provides for the payment of additional compensation or equity consideration on an annual basis to senior executive officers contingent upon the Company's performance, including stock performance and results of operations for that specific year, in either case as such plan shall be amended or modified prior to, but not on or after, any Termination Date.

"GOOD REASON" means any of the following:

      (i) except as a result of your death or due to Disability, a change in your status, title(s) or position(s) with the Company, including as an officer of the Company, which, in your reasonable judgment, does not represent a promotion, with commensurate adjustment of compensation, from your status, title(s) and position(s) immediately prior to the Effective Date; or the withdrawal from you of any duties or responsibilities which in your reasonable opinion are consistent with such status, title(s) or position(s); or any removal of you from or any failure to reappoint or reelect you to such position(s); or

      (ii) a reduction by the Company in your annual Base Salary, SERP (or equivalent), annual bonus opportunity or aggregate long term incentive compensation in effect immediately prior to the Effective Date and as may subsequently be increased thereafter; or

      (iii) the failure by the Company to continue in effect any Plan in which you were participating immediately prior to the Effective Date other than as a result of the normal expiration or amendment of any such Plan in accordance with its terms, or the taking of any action, or the failure to act, by the Company which would adversely affect your continued participation in any such Plan on at least as favorable a basis to you as is the case immediately prior to the Effective Date or which would materially reduce your benefits under any of such Plans or deprive you of any material benefit enjoyed by you immediately prior to the Effective Date, except as proposed by you to the Company; or

      (iv) the relocation of the principal place of your employment to a location 25 miles further from your principal residence without your express written consent; or

      (v) the failure by the Company upon a Change of Control to obtain the assumption of this Agreement by any Successor (other than by operation of law); or

      (vi) any refusal by the Company to continue to allow you to attend to matters or engage in activities not directly related to the business of the Company which you attended to or were engaged in immediately prior to a Change of Control which do not otherwise violate your obligations hereunder; or

      (vii) any default by the Company in the performance of its obligations under this Agreement, whether before or after a Change of Control.

"INDEMNITY AGREEMENT" means that certain agreement between you and the Company dated as of November 16, 2001, and any successor thereto.

"LONG TERM INCENTIVE BONUS PLAN" means the Company's long term incentive plans (including agreements issued thereunder, e.g., restricted stock agreements and stock option agreements) or any other plan or agreement approved by the Board, other than the Fiscal Year Bonus Plan, which provides for the payment of additional compensation or equity consideration to senior executive officers contingent on the Company's performance, including stock performance and results of operations for a specific time period, and in either case, as such plan may be amended or modified prior to, but not on or after, any Termination Date.

"MARKET VALUE" when used with respect to a Share, means the mean between the highest and lowest sales price per Share on the New York Stock Exchange or if not listed thereon, on such other exchange as shall at the time constitute the principal exchange for trading in Shares. If the Shares are not publicly traded, the Market Value shall be as determined by an independent appraiser appointed by you for such purpose.

"OTHER PLANS" means any thrift; bonus or incentive; stock option or stock accumulation; pension; medical, disability, accident or life insurance plan, program or policy of the Company which is intended to benefit employees of the Company that are similarly situated to you (other than the Plans or as otherwise provided to you in this Agreement).

"PERSON" means any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or any Plans sponsored by the Company.

"PERQUISITES" means individual perquisites benefits customarily provided to you by the Company as of the date this Agreement is signed.

"PLANS" means the Fiscal Year Bonus Plan, the Long Term Incentive Bonus Plan and the SERP.

"RESTRICTED STOCK AGREEMENTS" means any grant by the Company to you of Shares which are, at the relevant time, subject to possible forfeiture.

"SERP" means the Company's Supplemental Executive Retirement Plan, as the same shall be amended or modified to, but not on or after, any Effective Date.

"SEVERANCE PACKAGE" means your right to receive, and the Company's obligation to pay and/or perform on, the following:

      (a) On or within five days following an applicable Termination Date, the Company shall pay to you a lump sum, cash amount equal to the greater of:

            (i)   $1,386,000; or

            (ii)  the sum of:

                  (A) three times the highest annual rate of your Base Salary in effect during the then current year or any of the three years preceding the Termination Date;

                  (B) three times the maximum award you would have been eligible to receive under the then current Fiscal Year Bonus Plan in respect of the then current year, regardless of any limitations otherwise applicable to the then current fiscal year (i.e., the failure to have completed any vesting period or the current measurement period, or the failure to achieve any performance goal applicable to all or any portion of the measurement period;

                  (C) three times the amount equaling the maximum percentage of your Base Salary contribution level by the Company for you in SERP for the then current year multiplied by the highest annual rate of Base Salary in effect during the then current year or any of the three years preceding the Termination Date; and

      (b) All the outstanding contingent compensation issued or awarded to you under the Plans shall become vested, exercisable, distributable and unrestricted (any contrary provision in the Plans or Other Plans notwithstanding). You shall have the right immediately to:

            (i) for one year thereafter, exercise all or any portion of all your options covered by any Plan or Other Plans and to have the underlying Shares issued to you;

            (ii) for one year thereafter, in lieu of such exercise as provided in Subsection (b)(i) above, as elected by you, to receive a cash amount within five days following an applicable Termination Date equal to the spread between the exercise price and the higher Market Value of the shares, multiplied by the number of shares of outstanding stock options;

            (iii) all Shares of Restricted Stock issued under the Plans or Other Plans shall be vested with all conditions to have been deemed to have been satisfied with respect to all such shares of Restricted Stock provided that such share had not theretofore been forfeited;

            (iv) to receive a cash amount within five days following an applicable Termination Date equal to all tax assistance payments associated with the issuance of Shares covered by Restricted Stock held by you under a Plan or Other Plans and vested pursuant to Subsection (b)(iii) above. Any obligation to not sell Shares issued under Restricted Stock programs for any period of time after vesting to keep associated tax assistance payments is eliminated; and

            (v) obtain the full benefit of any other contingent compensation rights to which you may be entitled under the Plans or Other Plans, in each case as though all applicable performance targets had been met or achieved at maximum levels for all performance periods (including those extending beyond the Effective Date) and any Plan contingencies had been satisfied in full at the date of the Change of Control and the maximum possible benefits thereunder had been earned at the date of the Change of Control, and

      (c) The Company shall maintain in full force and effect for your continued benefit for a three-year period after the Termination Date all Other Plans in which you were entitled to participate immediately prior to the Termination Date (at no greater cost or expense to you than was the case immediately prior to the Change of Control), including without limitation plans providing medical, dental, life and disability insurance coverage, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is not possible, the Company shall arrange to provide you, at the Company's cost and expense, with benefits substantially similar to those which you are entitled to receive under such plans and programs.

Anything else in this Agreement to the contrary notwithstanding, if:

      (i) your employment is terminated in connection with a merger, consolidation or a tender offer or an exchange offer;

      (ii) you are entitled to the benefits provided for under Section 1 hereof; and

      (iii) your Termination Date precedes or occurs on the date of the closing thereof, then unless otherwise agreed to by both parties in writing, all amounts to which you are or shall become entitled to under this Agreement, which are calculable as of the closing date, shall be accelerated to, and become immediately due and payable contemporaneously with such closing.

"SHARES" means shares of Common Stock, $.01 par value, of the Company at the date of this Agreement, as the same shall be subsequently amended, modified or changed.

"STOCK OPTION AGREEMENTS" means any agreements providing for the grant by the Company to you of options to purchase Shares.

"SUCCESSOR" shall mean any Person that succeeds to, or has the ability to control, the Company's business as a whole, directly by merger, consolidation, spin-off or similar transaction, or indirectly by purchase of the Company's Voting Securities or acquisition of all or substantially all of the assets of the Company.

"TERMINATION DATE" means the date, which is the final date of your service pursuant to Section 2 of this Agreement.

"VOTING SECURITIES" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

August 15, 2001

Marvin J. Migura
Senior Vice President
Oceaneering International, Inc.
11911 FM529
Houston, Texas 77041

Re: Change of Control Agreement ("COC Agreement")

Dear Mr. Migura:

Oceaneering International, Inc. (the "Company") considers the establishment and maintenance of a sound and vital management to be essential for the protection and enhancement of the best interests of the Company and its shareholders. The Company recognizes that, as is the case with many publicly-held corporations, the possibility of a "Change of Control" (as defined herein) may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Board of Directors of the Company (the "Board") has determined that appropriate steps should be taken to assure the Company of the continuation of your service and to reinforce and encourage the attention and dedication of members of the Company's management to their assigned duties without distraction in circumstances arising from the possibility of a Change of Control of the Company. In particular the Board believes it important, should the Company or its shareholders receive a proposal for or notice of transfer of control of the Company, or consider one itself, that you be able to assess and advise the Company whether such transfer would be or is in the best interests of the Company and its shareholders, and to take such other action regarding such transfer as the Board might determine to be appropriate without being influenced by the uncertainties of your own situation.

In order to induce you to remain in the employ of the Company, this letter agreement (the "Agreement"), prepared pursuant to authority granted by the Board and which supercedes and replaces the previous Senior Executive Severance Agreement dated May 22, 1995 between you and the Company, sets forth the compensation and severance benefits which the Company agrees will be provided to you should your employment with the Company be terminated in connection with a Change of Control under the circumstances described below as well as certain other benefits which will be made available to you.

Reference is made to Annex I hereto for definitions of certain terms used in this Agreement, and such definitions are incorporated herein by such reference with the same effect as if set forth herein. Certain capitalized terms used in this Agreement in connection with the description of various Plans are defined in the respective Plans, but if any conflicts with a definition herein contained, this Agreement shall prevail.

      1.    Termination of Employment in Connection with a Change of Control.

            (a) During the Effective Period, if there is a termination of your employment with the Company either by the Company without Cause or by you for Good Reason either (x) prior to the Effective Date, unless it is reasonably demonstrated by the Company that such termination of your employment

                  (a) was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and (b) otherwise did not arise in connection with or anticipation of the Change of Control or (y) on or after the Effective Date, commences during the life of this Agreement you shall be entitled to the following benefits:

                  (i) all benefits conferred upon you by the Severance Package, and

                  (ii) in addition, all benefits payable under the provisions either of the Plans and Other Plans in which you are a participant immediately prior to the Effective Date, or of those plans in existence at the time of your Termination Date or pursuant to any other agreement between you and the Company, whichever are more favorable to you, in accordance with the terms and conditions of such Plans or Other Plans, such benefits to be paid under such Plans or Other Plans and not under this Agreement to the extent they are more favorable to you.

            (b) You shall also be entitled to any such benefits if your termination results from your death or Disability if your death or Disability occurs:

                  (i) during the Effective Period but after the Effective Date, and

                  (ii) with respect to the benefits conferred by the Severance Package only, after either it has been decided that you will be terminated without Cause during the Effective Period, or you have given notice of termination for Good Reason during the Effective Period;

            (c) You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another Person after any Termination Date.

      2.    Procedures for Termination of Employment.

            If your employment be terminated or intended to be terminated:

            (a) For Cause, the Company shall transmit to you written notice setting forth the Cause for which you are proposed to be dismissed in sufficient detail to permit a reasonable assessment of the bona fides thereof, and setting a meeting of the Board not less than 30 days following the date of such notice at which the Board shall consider your termination and at which you and your counsel shall have the opportunity to be heard, following which the Board shall either by resolution withdraw the notice, or if it so finds in its good faith opinion, issue its report within 10 days thereafter that Cause exists and specifying the particulars of its findings, in which latter event a "final notice" shall occur. After receipt of a "final notice" of intended termination for Cause, you may contest such "final notice" in any court described in Section 4(b)(i) and all provisions of this Agreement, shall be continued until a Termination Date is determined pursuant to such contest. Within 10 days following the commencement of any such contest, the Company must escrow all amounts which would have been due pursuant to
                  Section 1(a) if the "final notice" were not valid at a bank of your choice. Should the contest result from which no further appeal is possible find that:

                  (i) "final notice" is valid then the Termination Date shall be the date no further appeal is possible;

                  (ii) "final notice" is not valid then the Termination Date shall be the date no further appeal is possible.

            (b) For Good Reason, you shall transmit to the Company written notice setting forth the Good Reason for which you are proposed to terminate your employment in sufficient detail to permit a reasonable assessment of the bona fides thereof. The Board shall issue a resolution to you not more than 10 days following the date of such notice as to either:

                  (i) Their Acceptance - In the event the Board accepts your notice of Good Reason, then the Termination Date is established and you are entitled to receive the amounts pursuant to Section 1(a); or

                  (ii) Their Rejection - In the event the Board rejects your notice of Good Reason, then (A) the Company must escrow within 10 days following the rejection the amounts which would have been due pursuant to Section 1(a) if your termination for Good Reason had been accepted at a bank of your choice, (B) you must proceed to dispute resolution pursuant to Section 4, and (C) all provisions of this Agreement shall be continued until a termination is determined pursuant to such dispute resolution from which no further appeal is possible. The Termination Date shall be the date on which no further appeal is possible.

      3.    Excise Tax.

            (a) Any other provision of this Agreement to the contrary notwithstanding, if the present value (as defined herein) of the total amount of payments and benefits to be paid or provided to you under this Agreement which are considered to be "parachute payments" within the meaning of Section 280G(b) of the Internal Revenue Code of 1986, as amended (the "Code"), when added to any other such "parachute payments" received by you from the Company upon or after a Change of Control, whether or not under this Agreement, is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code
                  Section 4999, the Company shall pay to you an additional amount (hereinafter referred to as the "Excise Tax Premium"). The Excise Tax Premium shall be equal to the excise tax determined under Code Sections 280G and 4999 attributable to the total amount of payments and benefits to be paid or provided to you under this Agreement and any other "parachute payments" received by you upon or after a Change of Control. The Excise Tax Premium shall also include any amount attributable to excise tax on the Excise Tax Premium. The Company shall also pay to you an additional amount (the "Additional Amount") such that the net amount received by you, after paying any applicable Excise Tax Premium and any federal or state income, excise or other tax on such additional amount, shall be equal to the amount that you would have received if such Excise Tax Premium were not applicable. You shall be deemed to pay income taxes on the date of termination of your employment at the highest marginal rate of income taxation in effect in your taxing jurisdiction. The Additional Amount shall include any amount attributable to income, excise or other tax on the Additional Amount.

            (b) Not later than 30 days following your Termination Date or, if later, the Effective Date, as provided herein, the independent public accountants acting as auditors for the Company on the date of the Change of Control (or another accounting firm designated by you) shall determine whether the sum of the present value of any "parachute payments" payable under this Agreement and the present value of any other "parachute payments" received by you from the Company upon or after a Change of Control is in excess of the amount you can receive without causing you to be subject to an excise tax with respect to such amount on account of Code Section 4999, and shall determine the amount of any Excise Tax Premium and Additional Amount payable to you. The Excise Tax Premium and Additional Amount shall be paid to you as soon as practicable but in no event later than 30 days following your Termination Date, and shall be net of any amounts required to be withheld for taxes.

            (c) For purposes of this Section 3, "present value" means the value determined in accordance with the principles of Section 1274(b)(2) of the Code under the rules provided in Treasury Regulations under Section 280G of the Code.

            (d) References to Code Section 280G herein are specific references to Section 280G as added to the Code by the Tax Reform Act of 1984 and as amended by the Tax Reform Act of 1986. To the extent Code Section 280G is again amended prior to the termination of this Agreement, or is replaced by a successor statute, the provisions of this Section 3 shall be deemed modified without further action of the parties in a manner consistent with such amendments or successor statutes, as the case may be. In the event that Code Section 280G or any successor statute is repealed, this Section 6 shall cease to be effective on the effective date of such repeal. The parties recognize that Treasury Regulations under Code Sections 280G and 4999 may affect the amount that may be paid hereunder and agree that, upon the issuance of any such regulations, this Agreement may be modified as in good faith may be deemed necessary in light of the provisions of such regulations to achieve the purposes hereof, and that consent to such modifications shall not be unreasonably withheld.

            (e) The foregoing notwithstanding, if you receive payment from the Company for reimbursement of any excise taxes pursuant to any other agreement, to the extent any Excise Tax Premium under this Agreement be duplicative, you shall not be entitled to receive payment of such an Excise Tax Premium.

      4.    Dispute Resolution.

            (a) This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Texas without regard to choice of law principles.

            (b) It is irrevocably agreed that if any dispute arises with respect to any action, suit or other legal proceeding pertaining to this Agreement or to the interpretation of or enforcement of any of your rights hereunder under this
                  Agreement:

                  (i) the Company and you agree that exclusive jurisdiction for any such suit, action or legal proceeding shall be in the state district courts of Texas sitting in Harris County, Texas;

                  (ii) we are each at the time present in Texas for the purpose of conferring personal jurisdiction;

                  (iii) the Company and you each consent to the jurisdiction of each such court in any such suit, action or legal proceeding and will comply with all requirements necessary to give such court jurisdiction;

                  (iv) the Company and you each waive any objection it may have to the laying of venue of any such suit, action or legal proceeding in any of such court;

                  (v) the Company and you each waive any objection or right to removal that may otherwise arise in any such suit, action or legal proceeding;

                  (vi) any such suit, action or legal proceeding may be brought in such court, and any objection that the Company or you may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court is waived;

                  (vii) service of process in any such suit, action or legal proceeding may be effected by mailing a copy thereof by registered or certified mail, return receipt requested (or any substantially similar form of mail), postage prepaid, to such party provided in Section 7 hereof; and

                  (viii) prior to any trial on the merits, the Company and you will submit to court supervised, non-binding mediation.

            (c) Notwithstanding any contrary provision of Texas law, the Company shall have the burden of proof with respect to any of the following:

                  (i) that Cause existed at the time any notice was given to you under Section 2;

                  (ii) that Good Reason did not exist at the time notice was given to the Company under Section 2;

                  (iii) that the Company is not in default in performance of its obligations under this Agreement;

                  (iv) that the termination of your employment was not at the request of a third party who has taken steps reasonably calculated to effect the Change of Control and otherwise did not arise in connection with or anticipation of the Change of Control; and

                  (v)    that a Change of Control has not occurred.

      5.    Successors; Binding Agreement.

            (a) In the event any Successor does not assume this Agreement by operation of law the Company will seek to have any Successor, by agreement in form and substance satisfactory to you, expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. If there has been a Change of Control prior to, or a Change of Control will result from, any such succession, then failure of the Company to obtain at your request such agreement prior to or upon the effectiveness of any such succession (unless assumption occurs as a matter of law) shall constitute Good Reason for termination by you of your employment and, upon delivery of a notice of termination by you to the Company, you shall be entitled to the benefits provided for herein.

            (b) This Agreement shall inure to the benefit of and be enforceable by your personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

      6.    Fees and Expenses.

            The Company shall pay all legal and other costs (including but not limited to, administrative, accounting, tax, human resource and expert witness fees and expenses) incurred by you as a result of your seeking to obtain, assert or enforce any right or benefit conferred upon you by this Agreement.

            You shall prepare an estimate of any fees you expect to incur in the following 90 days and claim reimbursement for under this Section 6 no later than 10 days after notice by you to the Company that you intend to seek legal representation under this Agreement. The Company shall pay such estimates to you within 10 days of your notice. At the end of the 90 days, and each 90 days thereafter, you shall prepare a subsequent estimate and submit it to the Company within 10 days and the Company agrees to pay all subsequent such estimates to you within 10 days of each notice until the matter has been resolved. After the matter has been resolved, you will submit an appropriate accounting of actual expenses and estimates; such that:

                  (i) if estimates paid to you exceed actuals, you will promptly submit a refund to the Company; or

                  (ii) if actuals exceed estimates paid to you, you will submit a final request for reimbursement from the Company, which the Company will promptly pay.

      7.    Notices.

            Any and all notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when delivered in person to the persons specified below or deposited in the United States mail, certified or registered mail, postage prepaid and addressed as follows:

            If to the Company:        Oceaneering International, Inc.
                                      11911 FM 529
                                      Houston, Texas 77041
                                      Attention: Chief Executive Officer

            If to you:                Marvin J. Migura
                                      12419 Huntingwick Drive
                                      Houston, TX 77024

            Either party may change, by the giving of notice in accordance with this Section 7, the address to which notices are thereafter to be sent.

      8.    Indemnity.

            You will receive, to the fullest extent possible and to such greater extent as applicable law hereafter may permit, indemnity from the Company on terms at least as favorable as that provided under (i) any Indemnity Agreement of the Company to which your are a party or an intended beneficiary, or (ii) the Company's Bylaws as in effect on the Effective Date or, if earlier, your Termination Date.

      9.    Validity.

            The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      10.   Survival.

            All obligations undertaken and benefits conferred pursuant to this Agreement, shall survive any termination of your employment and continue until performed in full.

      11.   Miscellaneous.

            (a) No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by you and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            (b) Failure to pay within 10 days of a payment due date or notice thereon (whether payment is disputed or not) will result in a default under this Agreement. Past due amounts will accrue interest and compound at the lesser of 2% per month or the highest interest rate allowed by law.

      12.   Duplicate Originals.

            This Agreement has been executed in duplicate originals, with one to be held by each of the parties hereto.

If this letter correctly sets forth our understanding with respect to the subject matter hereof, please sign and return one copy of this letter to the Company.

                                           Sincerely,

                                           OCEANEERING INTERNATIONAL, INC.


                                           BY /s/ John R. Huff
                                              -------------------------------
                                              John R. Huff
                                              Chief Executive Officer

Agreed to as of the 16th
day of November 2001:


/s/ Marvin J. Migura
-------------------------------
Marvin J. Migura

          ANNEX I TO CHANGE OF CONTROL AGREEMENT DATED AUGUST 15, 2001
                                     BETWEEN
                         OCEANEERING INTERNATIONAL, INC.
                                       AND
                                MARVIN J. MIGURA

Definition of Certain Terms

"AGREEMENT" means this Change of Control Agreement between you and the Company dated as of August 15, 2001.

"BOARD" means the Board of Directors of the Company.

"BYLAWS" means the bylaws of the Company, except as otherwise specified, as in effect at the day hereof and as the same shall be amended or otherwise modified to, but not on or after, any Change of Control.

"CAUSE" means your conviction by a court of competent jurisdiction, from which conviction no further appeal can be taken, of a felony-grade crime involving moral turpitude related to your employment with the Company.

"CHANGE OF CONTROL" means the earliest date at which:

      (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

      (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

      (iii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

      (iv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

      (v) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in you, or a group of Persons which includes you, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

"COMPANY" means Oceaneering International, Inc., a Delaware corporation, headquartered in Houston, Texas.

"DISABILITY" means your continuing full-time absence from your duties with the Company for 90 days or longer as a result of physical or mental incapacity, which absence is anticipated to extend for 90 additional days or longer. Your need for absence and its anticipated duration shall be determined solely by a medical physician of your choice to be approved by the Company, which approval shall not be unreasonably withheld.

"EFFECTIVE DATE" means the earliest date upon which (i) any of the events set forth under the definition of Change of Control shall have occurred, (ii) the receipt by the Company of a Schedule 13D stating the intention of any Person to take actions which, if accomplished, would constitute a Change of Control, (iii) the public announcement by any Person of its intention to take any such action, in each case without regard for any contingency or condition which has not been satisfied on such date, (iv) the agreement by the Company to enter into a transaction which, if consummated, would result in a Change of Control, or (v) consideration by the Board of a transaction which, if consummated, would result in a Change of Control.

If, however, an Effective Date occurs but the proposed transaction to which it relates ceases to be actively considered or it is not consummated within 12 months of such Effective Date, the Effective Period will be deemed not to have commenced for purposes of this Agreement. If an Effective Date occurs with respect to a proposed transaction which ceases to be actively considered but for which active consideration is revived, the Effective Date with respect to the Change of Control that ultimately occurs shall be that date when consideration was revived and carried through to consummation.

"EFFECTIVE PERIOD" means the period beginning on the Effective Period Commencement Date and ending on the Effective Period Conclusion Date.

"EFFECTIVE PERIOD COMMENCEMENT DATE" means the date falling one year prior to the Effective Date.

"EFFECTIVE PERIOD CONCLUSION DATE" means the date falling two years after the occurrence of a merger or consolidation set forth under clause (iii) of the definition of Change of Control, but in no event later than three years after the first event that constituted a Change of Control.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"FISCAL YEAR BONUS PLAN" means for each year, the Company's fiscal year bonus plan, or any other plan adopted by the Board which provides for the payment of additional compensation or equity consideration on an annual basis to senior executive officers contingent upon the Company's performance, including stock performance and results of operations for that specific year, in either case as such plan shall be amended or modified prior to, but not on or after, any Termination Date.

"GOOD REASON" means any of the following:

      (i) except as a result of your death or due to Disability, a change in your status, title(s) or position(s) with the Company, including as an officer of the Company, which, in your reasonable judgment, does not represent a promotion, with commensurate adjustment of compensation, from your status, title(s) and position(s) immediately prior to the Effective Date; or the withdrawal from you of any duties or responsibilities which in your reasonable opinion are consistent with such status, title(s) or position(s); or any removal of you from or any failure to reappoint or reelect you to such position(s); or

      (ii) a reduction by the Company in your annual Base Salary, SERP (or equivalent), annual bonus opportunity or aggregate long term incentive compensation in effect immediately prior to the Effective Date and as may subsequently be increased thereafter; or

      (iii) the failure by the Company to continue in effect any Plan in which you were participating immediately prior to the Effective Date other than as a result of the normal expiration or amendment of any such Plan in accordance with its terms, or the taking of any action, or the failure to act, by the Company which would adversely affect your continued participation in any such Plan on at least as favorable a basis to you as is the case immediately prior to the Effective Date or which would materially reduce your benefits under any of such Plans or deprive you of any material benefit enjoyed by you immediately prior to the Effective Date, except as proposed by you to the Company; or

      (iv) the relocation of the principal place of your employment to a location 25 miles further from your principal residence without your express written consent; or

      (v) the failure by the Company upon a Change of Control to obtain the assumption of this Agreement by any Successor (other than by operation of law); or

      (vi) any refusal by the Company to continue to allow you to attend to matters or engage in activities not directly related to the business of the Company which you attended to or were engaged in immediately prior to a Change of Control which do not otherwise violate your obligations hereunder; or

      (vii) any default by the Company in the performance of its obligations under this Agreement, whether before or after a Change of Control.

"INDEMNITY AGREEMENT" means that certain agreement between you and the Company dated as of November 16, 2001, and any successor thereto.

"LONG TERM INCENTIVE BONUS PLAN" means the Company's long term incentive plans (including agreements issued thereunder, e.g., restricted stock agreements and stock option agreements) or any other plan or agreement approved by the Board, other than the Fiscal Year Bonus Plan, which provides for the payment of additional compensation or equity consideration to senior executive officers contingent on the Company's performance, including stock performance and results of operations for a specific time period, and in either case, as such plan may be amended or modified prior to, but not on or after, any Termination Date.

"MARKET VALUE" when used with respect to a Share, means the mean between the highest and lowest sales price per Share on the New York Stock Exchange or if not listed thereon, on such other exchange as shall at the time constitute the principal exchange for trading in Shares. If the Shares are not publicly traded, the Market Value shall be as determined by an independent appraiser appointed by you for such purpose.

"OTHER PLANS" means any thrift; bonus or incentive; stock option or stock accumulation; pension; medical, disability, accident or life insurance plan, program or policy of the Company which is intended to benefit employees of the Company that are similarly situated to you (other than the Plans or as otherwise provided to you in this Agreement).

"PERSON" means any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or any Plans sponsored by the Company.

"PERQUISITES" means individual perquisites benefits customarily provided to you by the Company as of the date this Agreement is signed.

"PLANS" means the Fiscal Year Bonus Plan, the Long Term Incentive Bonus Plan and the SERP.

"RESTRICTED STOCK AGREEMENTS" means any grant by the Company to you of Shares which are, at the relevant time, subject to possible forfeiture.

"SERP" means the Company's Supplemental Executive Retirement Plan, as the same shall be amended or modified to, but not on or after, any Effective Date.

"SEVERANCE PACKAGE" means your right to receive, and the Company's obligation to pay and/or perform on, the following:

      (a) On or within five days following an applicable Termination Date, the Company shall pay to you a lump sum, cash amount equal to the greater of:

            (i)   $1,386,000; or

            (ii)  the sum of:

                  (A) three times the highest annual rate of your Base Salary in effect during the then current year or any of the three years preceding the Termination Date;

                  (B) three times the maximum award you would have been eligible to receive under the then current Fiscal Year Bonus Plan in respect of the then current year, regardless of any limitations otherwise applicable to the then current fiscal year (i.e., the failure to have completed any vesting period or the current measurement period, or the failure to achieve any performance goal applicable to all or any portion of the measurement period;

                  (C) three times the amount equaling the maximum percentage of your Base Salary contribution level by the Company for you in SERP for the then current year multiplied by the highest annual rate of Base Salary in effect during the then current year or any of the three years preceding the Termination Date; and

      (b) All the outstanding contingent compensation issued or awarded to you under the Plans shall become vested, exercisable, distributable and unrestricted (any contrary provision in the Plans or Other Plans notwithstanding). You shall have the right immediately to:

            (i) for one year thereafter, exercise all or any portion of all your options covered by any Plan or Other Plans and to have the underlying Shares issued to you;

            (ii) for one year thereafter, in lieu of such exercise as provided in Subsection (b)(i) above, as elected by you, to receive a cash amount within five days following an applicable Termination Date equal to the spread between the exercise price and the higher Market Value of the shares, multiplied by the number of shares of outstanding stock options;

            (iii) all Shares of Restricted Stock issued under the Plans or Other
                  Plans shall be vested with all conditions to have been deemed to have been satisfied with respect to all such shares of Restricted Stock provided that such share had not theretofore been forfeited;

            (iv) to receive a cash amount within five days following an applicable Termination Date equal to all tax assistance payments associated with the issuance of Shares covered by Restricted Stock held by you under a Plan or Other Plans and vested pursuant to Subsection (b)(iii) above. Any obligation to not sell Shares issued under Restricted Stock programs for any period of time after vesting to keep associated tax assistance payments is eliminated; and

            (v) obtain the full benefit of any other contingent compensation rights to which you may be entitled under the Plans or Other Plans, in each case as though all applicable performance targets had been met or achieved at maximum levels for all performance periods (including those extending beyond the Effective Date) and any Plan contingencies had been satisfied in full at the date of the Change of Control and the maximum possible benefits thereunder had been earned at the date of the Change of Control, and

      (c) The Company shall maintain in full force and effect for your continued benefit for a three-year period after the Termination Date all Other Plans in which you were entitled to participate immediately prior to the Termination Date (at no greater cost or expense to you than was the case immediately prior to the Change of Control), including without limitation plans providing medical, dental, life and disability insurance coverage, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is not possible, the Company shall arrange to provide you, at the Company's cost and expense, with benefits substantially similar to those which you are entitled to receive under such plans and programs.

Anything else in this Agreement to the contrary notwithstanding, if:

      (i) your employment is terminated in connection with a merger, consolidation or a tender offer or an exchange offer;

      (ii) you are entitled to the benefits provided for under Section 1 hereof; and

      (iii) your Termination Date precedes or occurs on the date of the closing thereof, then unless otherwise agreed to by both parties in writing, all amounts to which you are or shall become entitled to under this Agreement, which are calculable as of the closing date, shall be accelerated to, and become immediately due and payable contemporaneously with such closing.

"SHARES" means shares of Common Stock, $.01 par value, of the Company at the date of this Agreement, as the same shall be subsequently amended, modified or changed.

"STOCK OPTION AGREEMENTS" means any agreements providing for the grant by the Company to you of options to purchase Shares.

"SUCCESSOR" shall mean any Person that succeeds to, or has the ability to control, the Company's business as a whole, directly by merger, consolidation, spin-off or similar transaction, or indirectly by purchase of the Company's Voting Securities or acquisition of all or substantially all of the assets of the Company.

"TERMINATION DATE" means the date, which is the final date of your service pursuant to Section 2 of this Agreement.

"VOTING SECURITIES" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.